       As filed with the Securities and Exchange Commission on February 27, 2003
                                                      Registration Nos. 33-46593
                                                                        811-6578
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                         Pre-Effective Amendment No.                        / /

                       Post-Effective Amendment No. 15                      /X/

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                              Amendment No. 16                              /X/
                         -------------------------------

                             The Glenmede Portfolios
               (Exact Name of Registrant as Specified in Charter)

                              200 Clarendon Street
                           Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-442-8299

                             Michael P. Malloy, Esq.
                                    Secretary
                           Drinker Biddle & Reath LLP
                                One Logan Square
                              18th & Cherry Streets
                           Philadelphia, PA 19103-6996
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/X/  immediately upon filing pursuant to paragraph (b)
/ /  on ____________ pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(i)
/ /  on (date) pursuant to paragraph (a)(i)
/ /  75 days after filing pursuant to paragraph (a)(i)
/ / on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Title of Securities Being Registered:   Shares of Beneficial Interest

--------------------------------------------------------------------------------

                             THE GLENMEDE FUND, INC.

                            THE GLENMEDE PORTFOLIOS

                                   PROSPECTUS

                                February 28, 2003



                             MONEY MARKET PORTFOLIOS

                            Government Cash Portfolio
                            Tax-Exempt Cash Portfolio



                                 BOND PORTFOLIOS


                           Core Fixed Income Portfolio
                           Muni Intermediate Portfolio
                            New Jersey Muni Portfolio


                               INVESTMENT ADVISOR

                             Glenmede Advisers, Inc.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE PORTFOLIOS' SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY                                                  3

INVESTMENTS                                                         16

PRICE OF PORTFOLIO SHARES                                           20

PURCHASE OF SHARES                                                  21

REDEMPTION OF SHARES                                                21

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
 OF SHARES OF THE PORTFOLIOS                                        22

DIVIDENDS AND DISTRIBUTIONS                                         22

TAXES                                                               22

MANAGEMENT OF THE PORTFOLIOS                                        24

GENERAL INFORMATION                                                 24

FINANCIAL HIGHLIGHTS                                                25

                               RISK/RETURN SUMMARY

                             MONEY MARKET PORTFOLIOS


                                          INVESTMENT OBJECTIVE                      PRINCIPAL INVESTMENT STRATEGIES
GOVERNMENT CASH PORTFOLIO         Maximum current interest income               The Portfolio invests primarily in
                                  consistent with the preservation of           short-term securities issued by the U.S.
                                  capital and liquidity.                        Treasury or U.S. Government-related
                                                                                agencies, and repurchase agreements
                                                                                secured by securities issued or
                                                                                sponsored by such entities.

TAX-EXEMPT CASH PORTFOLIO         Maximum current interest income exempt        The Portfolio invests primarily in
                                  from Federal income taxes consistent          tax-exempt short-term, high quality
                                  with the preservation of capital and          municipal obligations, including, for
                                  liquidity.                                    example, project and demand notes, tax,
                                                                                revenue or bond anticipation notes,
                                                                                municipal bonds, variable rate demand
                                                                                notes and non-rated privately placed
                                                                                securities.

                                                                                The Government Cash and Tax-Exempt Cash
                                                                                Portfolios (the "Money Market
                                                                                Portfolios") invest in securities which
                                                                                Glenmede Advisers, Inc. (the "Advisor")
                                                                                believes present minimal credit risks at
                                                                                the time of purchase and which mature or
                                                                                provide for redemption within 13 months
                                                                                from the date of purchase. The
                                                                                dollar-weighted average maturity of each
                                                                                Money Market Portfolio is expected to be
                                                                                90 days or less.

                                 BOND PORTFOLIOS

                                IMPORTANT CONCEPT

               TOTAL RETURN consists of net income (dividend and interest income from portfolio securities, less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.


                                          INVESTMENT OBJECTIVE                      PRINCIPAL INVESTMENT STRATEGIES
CORE FIXED INCOME PORTFOLIO       Maximum long-term total return                The Portfolio invests primarily in
                                  consistent with reasonable risk to            mortgage-backed and fixed income
                                  principal.                                    securities issued by the U.S. Treasury
                                                                                or U.S. Government-related agencies. The
                                                                                Portfolio may also invest in privately
                                                                                issued mortgage-backed securities, debt
                                                                                obligations of domestic and foreign
                                                                                companies and repurchase agreements
                                                                                collateralized by U. S. Government
                                                                                securities. It may also enter into
                                                                                reverse repurchase agreements.

                                                                                The Advisor purchases securities that it
                                                                                believes have potential for higher
                                                                                returns than other securities with
                                                                                similar characteristics and risk,
                                                                                considering factors such as maturity,
                                                                                coupon, credit and any prepayment
                                                                                options. The Advisor will generally sell
                                                                                a security for a number of reasons,
                                                                                including when the expected performance
                                                                                has been realized or to purchase another
                                                                                security with similar characteristics
                                                                                and risk but that the Advisor believes
                                                                                has a higher expected return. Such
                                                                                securities will be rated at least A by
                                                                                Standard & Poor's(R) Rating Group
                                                                                ("S&P(R)") or Moody's Investors Service,
                                                                                Inc. ("Moody's") and if unrated,
                                                                                determined to be of comparable quality
                                                                                at the time of purchase.

                                          INVESTMENT OBJECTIVE                      PRINCIPAL INVESTMENT STRATEGIES
MUNI INTERMEDIATE PORTFOLIO       As high a level of current income exempt      The Portfolio invests primarily in
                                  from Federal income tax as is consistent      intermediate and long-term tax-exempt
                                  with preservation of capital.                 obligations of the Commonwealth of
                                                                                Pennsylvania and its political
                                                                                subdivisions, agencies,
                                                                                instrumentalities and authorities.

NEW JERSEY MUNI PORTFOLIO         As high a level of current income exempt      The Portfolio invests primarily in
                                  from Federal income tax as is consistent      intermediate and long-term tax-exempt
                                  with preservation of capital.                 obligations of the State of New Jersey
                                                                                and its political subdivisions,
                                                                                agencies, instrumentalities and
                                                                                authorities.

                                                                                The Muni Intermediate and New Jersey
                                                                                Muni Portfolios (the "OMuni Portfolios")
                                                                                purchase municipal obligations that the
                                                                                Advisor believes have the best value
                                                                                compared to securities of similar credit
                                                                                quality and maturity range. The Muni
                                                                                Portfolios generally sell municipal
                                                                                obligations for a number of reasons,
                                                                                including a change in credit quality, to
                                                                                extend maturity, to increase yield or to
                                                                                raise funds to cover redemptions.

                                                                                Each Muni Portfolio will invest in
                                                                                securities that are rated at the time of
                                                                                purchase within the three highest
                                                                                ratings assigned by Moody's (i.e., Aaa,
                                                                                Aa, A) or S&P (AAA, AA, A) in the case
                                                                                of bonds, or rated SP-1 or higher by S&P
                                                                                or MIG-2 or higher by Moody's in the
                                                                                case of notes. Each Muni Portfolio may
                                                                                invest in unrated securities if they are
                                                                                determined to be of comparable quality
                                                                                at the time of purchase.

                                                                                The Core Fixed Income and Muni
                                                                                Portfolios (the "Bond Portfolios")
                                                                                expect to maintain a dollar-weighted
                                                                                average maturity of 3 to 10 years.

PRINCIPAL RISKS OF INVESTING

ALL PORTFOLIOS

The strategy that the Advisor uses may fail to produce the intended result.


An investment in a Portfolio is not a deposit of The Glenmede Trust Company, N.A. ("Glenmede Trust") and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


ALL BOND PORTFOLIOS

The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due. Therefore, you could lose money by investing in the Bond Portfolios.

Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater to the extent that the Bond Portfolios invest in long-term securities.

CORE FIXED INCOME PORTFOLIO

The Core Fixed Income Portfolio may make loans through collateralized repurchase agreements. It may also borrow money through reverse repurchase agreements. Although loans made by the Portfolio are collateralized with the borrower's securities, the Portfolio could suffer a loss if the borrower defaults on its obligation to buy the securities back under the terms of the repurchase agreement.

The Core Fixed Income Portfolio is subject to prepayment risk. Prepayment risk is the risk that a debt security may be paid off and the proceeds returned to the Portfolio earlier than anticipated. Depending on market conditions, proceeds may be reinvested at lower interest rates.

MUNI PORTFOLIOS

The Muni Intermediate Portfolio and New Jersey Muni Portfolio are subject to additional risks. Because the Muni Intermediate Portfolio invests primarily in Pennsylvania municipal obligations and the New Jersey Muni Portfolio invests primarily in New Jersey municipal obligations, they are classified as non-diversified. This means that each Muni Portfolio may invest a greater percentage of its assets in a particular issuer, and that a Portfolio's performance will be dependent upon a smaller category of securities than is a diversified portfolio. Accordingly, each Muni Portfolio may experience greater fluctuations in net asset value and may have greater risk of loss.

The Muni Intermediate Portfolio and the New Jersey Muni Portfolio are each especially susceptible to the economic, political and regulatory events that affect Pennsylvania and New Jersey, respectively.

Each of the Muni Portfolios is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect a Portfolio's value.

ALL MONEY MARKET PORTFOLIOS

Although the Money Market Portfolios invest in money market instruments which the Advisor believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. Although the Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolios.

The Government Cash Portfolio may make loans through collateralized repurchase agreements. Although loans made by the Portfolio are collateralized with the borrower's securities, the Portfolio could suffer a loss if the borrower defaults on its obligation to buy the securities back under the terms of the repurchase agreement.

WHO MAY WANT TO INVEST IN THE BOND PORTFOLIOS

The Bond Portfolios may be appropriate for you if you seek a regular stream of income with higher potential returns than money market funds and if you are also willing to accept some risk.

MONEY MARKET PORTFOLIOS

The Money Market Portfolios may be appropriate for you if you seek monthly income with minimal risk to principal. The Money Market Portfolios are NOT appropriate for you if you are seeking a high level of monthly income or long-term total return.

BAR CHARTS AND PERFORMANCE TABLES


The bar charts and tables below, which show the Portfolios' annual total returns and long-term performance, provide some indication of the risks of investing in the Portfolios. The bar charts and performance tables assume reinvestment of dividends and distributions. The Portfolios' past performance, before and after-taxes, does not necessarily indicate how they will perform in the future.

     The bar charts show how the performance of the Portfolios has varied from year to year.



GOVERNMENT CASH PORTFOLIO

1993    3.18%
1994    4.19%
1995    5.92%
1996    5.40%
1997    5.58%
1998    5.51%
1999    5.07%
2000    6.36%
2001    4.15%
2002    1.76%


     During the periods shown in the bar chart, the highest quarterly return was 1.65% (for the quarter ended December 31, 2000) and the lowest quarterly return was 0.37% (for the quarter ended December 31, 2002).


TAX-EXEMPT CASH PORTFOLIO

1993    2.22%
1994    2.70%
1995    3.83%
1996    3.33%
1997    3.51%
1998    3.30%
1999    3.11%
2000    3.96%
2001    2.48%
2002    1.22%


     During the periods shown in the bar chart, the highest quarterly return was 1.05% (for the quarter ended June 30, 2000) and the lowest quarterly return was 0.27% (for the quarter ended March 31, 2002).

CORE FIXED INCOME PORTFOLIO

1993     8.84%
1994    (2.35%)
1995    14.45%
1996     3.88%
1997     9.68%
1998     9.08%
1999    (0.64%)
2000    10.75%
2001     8.06%
2002    10.58%


     During the periods shown in the bar chart, the highest quarterly return was 5.18% (for the quarter ended September 30, 2002) and the lowest quarterly return was (2.54)% (for the quarter ended March 31, 1994).


MUNI INTERMEDIATE PORTFOLIO

1993     8.99%
1994    (4.44%)
1995    13.69%
1996     4.36%
1997     7.15%
1998     5.57%
1999     0.86%
2000     7.23%
2001     5.01%
2002     8.74%

     During the periods shown in the bar chart, the highest quarterly return was 6.22% (for the quarter ended March 31, 1995) and the lowest quarterly return was (3.39)% (for the quarter ended March 31, 1994).

NEW JERSEY MUNI PORTFOLIO

1994   (5.44%)
1995   15.03%
1996    4.13%
1997    7.00%
1998    5.67%
1999   (0.16%)
2000    7.95%
2001    5.45%
2002    8.71%

     During the periods shown in the bar chart, the highest quarterly return was 6.10% (for the quarter ended March 31, 1995) and the lowest quarterly return was (4.17)% (for the quarter ended March 31, 1994).

THE PORTFOLIOS' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

    The tables show how each Portfolio's average annual total returns for one, five and ten years compare to those of selected market indices.

     After-tax returns for the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not provided for the Government Cash and Tax-Exempt Cash Portfolios. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                          MONEY MARKET PORTFOLIOS

                                  PAST 1      PAST 5       PAST 10
                                   YEAR        YEARS        YEARS
------------------------------------------------------------------
GOVERNMENT CASH PORTFOLIO           1.76%       4.56%         4.70%
iMoneyNet's Government All          1.28%       4.04%         4.20%
Average (formerly IBC's U.S.
Government and Agencies Money
Fund Average)



7 Day Yield as of December 31, 2002: 1.30%



                                  PAST 1      PAST 5       PAST 10
                                   YEAR        YEARS        YEARS
------------------------------------------------------------------
TAX-EXEMPT CASH PORTFOLIO           1.22%       2.81%         2.96%
iMoneyNet's National Retail         0.85%       2.39%         2.55%
Tax-Free Average(TM) (formerly
IBC's Stock Broker and General
Purpose Tax-Free Average)



7 Day Yield as of December 31, 2002: 1.40%


   - iMoneyNet's Government All Average is comprised of money market funds investing in U.S. treasury securities and government agency obligations.

   - iMoneyNet's National Retail Tax-Free Average(TM) is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to the alternative minimum tax.

     It is not possible to invest directly in an index.

BOND PORTFOLIOS


                                  PAST 1      PAST 5       PAST 10
                                   YEAR        YEARS        YEARS
------------------------------------------------------------------
CORE FIXED INCOME PORTFOLIO
Return Before Taxes                10.58%       7.48%         7.11%
Return After Taxes on
Distributions                       8.53%       4.94%         4.45%
Return After Taxes on
Distributions and Sale of
Fund Shares                         6.43%       4.70%         4.35%
Lehman Brothers
Aggregate Bond
Index(1)                           10.26%       7.55%         7.51%
Lipper Intermediate
U.S. Government Fund Index(1)      10.00%       7.01%         6.62%



(1) Reflects no deduction for fees, expenses or taxes.



                                                            SINCE
                                  PAST 1      PAST 5        JUNE 5
                                   YEAR        YEARS        YEARS
------------------------------------------------------------------
MUNI INTERMEDIATE PORTFOLIO
Return Before Taxes                 8.74%       5.45%         5.61%
Return After Taxes
on Distributions                    8.74%       5.45%         5.61%
Return After Taxes on
Distributions and Sale
of Fund Shares                      7.13%       5.33%         5.51%
Lehman Brothers Municipal
5-Year Bond Index(1)(2)             9.00%       5.82%         5.84%
Lipper Intermediate Municipal
Debt Fund Index(1)(2)               8.35%       5.15%         5.56%


(1) Since 5/31/92.

(2) Reflects no deduction for fees, expenses or taxes.


   - The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, Mortgage Backed Securities Index, and Asset Backed Securities Index.

   - The Lipper(SM) Intermediate U.S. Government Fund Index is comprised of the 30 largest funds in the Lipper Intermediate U.S. Government Fund classification. This classification consists of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years.

   - The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market.

   - The Lipper Intermediate Municipal Debt Fund Index is comprised of the 30 largest funds in the Lipper Intermediate Municipal Debt Fund Average. The Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

                                                             SINCE
                                  PAST 1      PAST 5      NOVEMBER 3,
                                   YEAR        YEARS          1993
---------------------------------------------------------------------
NEW JERSEY MUNI PORTFOLIO
Return Before Taxes                 8.71%       5.48%           5.17%
Return After Taxes
on Distributions                    8.69%       5.47%           5.17%
Return After Taxes on
Distributions and Sale of
Fund Shares                         7.05%       5.26%           5.01%
Lehman Brothers Municipal
5-Year Bond Index(1)(2)             9.00%       5.82%           5.53%
Lipper New Jersey Municipal
Debt Fund Index(1)(2)               8.58%       4.96%           5.12%


(1) Since 10/31/93.

(2) Reflects no deduction for fees, expenses or taxes.


   - The Lipper New Jersey Municipal Debt Fund Index is comprised of the 10 largest funds in the Lipper New Jersey Municipal Debt Fund Average. The Average consists of funds that invest only in securities that are exempt from taxation in New Jersey or cities in New Jersey.

   It is not possible to invest directly in an index.

FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.




                                                       MONEY MARKET PORTFOLIOS               BOND PORTFOLIOS
                                                       -----------------------   --------------------------------------
                                                                       TAX-                                     NEW
                                                        GOVERNMENT    EXEMPT     CORE FIXED        MUNI        JERSEY
                                                           CASH        CASH        INCOME      INTERMEDIATE     MUNI
                                                         PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                        ----------   ---------   ----------    ------------   ---------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under
  management)*                                                1.00%       1.00%        1.00%           1.00%       1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES
  (expenses that are deducted from Portfolio assets)
Management Fees                                                .00%        .00%         .00%            .00%        .00%
Other Expenses                                                 .13%        .14%         .24%**          .22%        .27%
  Operating Expenses                                           .13%        .14%         .14%            .22%        .27%
  Interest Expenses**                                           --          --          .10%             --          --
                                                             -----       -----         -----           -----       -----
Total Annual Portfolio Operating Expenses                      .13%        .14%         .24%**          .22%        .27%
                                                             =====       =====        =====           =====       =====

----------

* The Portfolios described in this prospectus do not pay any advisory fees to the Advisor, or its affiliated companies ("Affiliates"). However, investors in these Portfolios must be clients of Glenmede Trust, its Affiliates or certain financial institutions, or must be certain employee benefit plans. The "Maximum Account Fee" in the above table is the current maximum annual fee that Glenmede Trust or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1% of the client's assets under management. Investors may also have to pay various fees to others to become shareholders of the Portfolios. See "Purchase of Shares."

** "Other Expenses" includes interest expenses of the Core Fixed Income
   Portfolio generated from its investment in reverse repurchase agreements. If such interest expenses were not included, "Total Annual Portfolio Operating Expenses" would be 0.14%.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 MONEY MARKET PORTFOLIOS                 BOND PORTFOLIOS
                               --------------------------  -----------------------------------------
                               GOVERNMENT      TAX-EXEMPT  CORE FIXED         MUNI        NEW JERSEY
                                  CASH            CASH       INCOME       INTERMEDIATE       MUNI
                                PORTFOLIO       PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO
                               ----------      ----------  ----------     ------------    ----------
      One Year                 $       13      $       14  $       25      $       23      $      28
      Three Years              $       42      $       45  $       77      $       71      $      87
      Five Years               $       73      $       79  $      135      $      124      $     152
      Ten Years                $      166      $      176  $      306      $      280      $     343

                                   INVESTMENTS

OBJECTIVE AND PRINCIPAL STRATEGIES

     To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios' investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.

     The investment objectives of the Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios may be changed by the Board members of The Glenmede Fund, Inc. without shareholder approval. The investment objectives of the Muni Intermediate and New Jersey Muni Portfolios may be changed by the Board members of The Glenmede Portfolios without shareholder approval.

MONEY MARKET PORTFOLIOS

GOVERNMENT CASH PORTFOLIO

     The investment objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity.

     Under normal circumstances, the Government Cash Portfolio invests at least 80% of its net assets (including borrowings for investment purposes) in short-term securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and enters into repurchase agreements secured by securities issued or sponsored by such entities.

TAX-EXEMPT CASH PORTFOLIO

     The investment objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity.

     The Tax-Exempt Cash Portfolio invests primarily in short-term, high quality municipal obligations. Municipal obligations may include the following: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes), municipal bonds, variable rate demand notes, and non-rated tax-exempt, privately placed securities. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in municipal obligations that pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax. This investment policy cannot be changed without the approval of the Portfolio's shareholders. The Portfolio will use its best efforts to avoid investing any of its assets in municipal obligations which pay interest that may be subject to Federal alternative minimum tax.


INVESTMENT DURATION AND QUALITY


     Each Money Market Portfolio will invest in securities maturing within 13 months from the date of purchase. While this limitation also applies to each Money Market Portfolio's investments in repurchase agreements, securities collateralizing those repurchase agreements may bear maturities exceeding 13 months. Each Money Market Portfolio may also purchase bonds with longer final maturities if, pursuant to a demand feature, they provide for redemption within 13 months from the date of purchase. Each Money Market Portfolio's dollar-weighted average maturity is expected to be 90 days or less.

     The Money Market Portfolios may invest only in securities which the Advisor believes present minimal credit risk at the time of purchase. Eligible securities are: (i) securities rated in the two highest rating categories of a nationally recognized statistical rating organization. If they are rated by more than one such rating agency, at least one other rating agency must rate them in one of its two highest categories; and (ii) unrated securities determined to be of comparable quality at the time of purchase.

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BOND PORTFOLIOS

CORE FIXED INCOME PORTFOLIO

     The investment objective of the Core Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

     Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in fixed income securities.

     The Portfolio invests primarily in mortgage-backed securities and fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government (collectively, "U.S. Government Securities"). The Portfolio may also invest in privately issued mortgage-backed securities and debt obligations of domestic and foreign companies. The Portfolio expects to achieve consistent results over the long term. The dollar-weighted average maturity of the Portfolio is expected to be between three and ten years. Under normal circumstances, at least 65% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Portfolio may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy in response to adverse market, economic, political or other conditions. Such investments may include, for example, cash and short-term debt instruments which meet the Portfolio's quality criteria. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Portfolio will fluctuate.

     The Advisor purchases securities that it believes have potential for higher returns than other securities with similar characteristics and risk, considering factors such as maturity, coupon, credit and any prepayment options. The Advisor will generally sell a security for a number of reasons, including when the expected performance has been realized or to purchase another security with similar characteristics and risk but that the Advisor believes has a higher expected return.

     The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio's performance. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for federal income tax purposes.

MUNI INTERMEDIATE PORTFOLIO AND NEW JERSEY MUNI PORTFOLIO

     The investment objective of the Muni Intermediate and New Jersey Muni Portfolios is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

     The Muni Intermediate Portfolio invests primarily in intermediate and long-term tax-exempt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies and authorities.

     The New Jersey Muni Portfolio invests at least 80% of its net assets (including borrowings for investment purposes) in intermediate and long-term tax-exempt obligations of the State of New Jersey and its political subdivisions, agencies and authorities.


     Under normal market circumstances, the Muni Portfolios will invest at least 80% of their net assets (including borrowings for investment purposes) in intermediate and long-term municipal obligations, that pay interest that is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax. This investment policy cannot be changed without the approval of a Portfolio's shareholders. The Muni Portfolios may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash reserves and short-term instruments such as tax-exempt money market securities. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent a Muni Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Muni Portfolios will fluctuate.

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     The Muni Portfolios purchase municipal obligations that the Advisor believes have the best value compared to securities of similar credit quality and maturity range. The Muni Portfolios generally sell municipal obligations for a number of reasons, including a change in credit quality, to extend maturity, to increase yield or to raise funds to cover redemptions.


INVESTMENT DURATION AND QUALITY


     Each Bond Portfolio expects to maintain a dollar-weighted average maturity of 3 to 10 years.

     The Core Fixed Income Portfolio's investments in privately issued mortgage-backed obligations, debt obligations of domestic and foreign companies, and any other publicly or privately placed U.S. Government Securities will be rated at the time of purchase at least A by S&P or Moody's. The Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security's rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.

     The Muni Portfolios will invest in securities that are rated at the time of purchase within the three highest ratings assigned by Moody's (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the case of bonds, or rated SP-1 or higher by S&P or MIG-2 or higher by Moody's in the case of notes. Each Muni Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security's rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.

RISKS

ALL BOND AND MONEY MARKET PORTFOLIOS

     The risks of investing in any of the Bond or Money Market Portfolios have been described above in the Risk/Return Summary. The following supplements that description.

INTEREST RATE RISKS

     Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

     A Bond Portfolio's dollar-weighted average maturity is a measure of how the Portfolio will react to interest rate changes. The stated maturity of a bond is the date the issuer must repay the bond's entire principal value to an investor. A bond's term to maturity is the number of years remaining to maturity. A Bond Portfolio does not have a stated maturity, but it does have a dollar-weighted average maturity. This is calculated by averaging the terms to maturity of bonds held by a Portfolio, with each maturity "weighted" according to the percentage of net assets it represents.

CREDIT RISKS

     The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government Securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

     Ratings published by Rating Agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

MORTGAGE-BACKED OBLIGATIONS

     The Core Fixed Income Portfolio may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various government-related

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organizations. These organizations include the Government National Mortgage
Association (whose obligations are guaranteed by the U.S. Government), and the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (whose obligations are not guaranteed by the U.S. Government). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure. When interest rates are declining, prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages. Any premium paid by the Portfolio on purchases of mortgage-backed securities may be lost if an underlying mortgage is prepaid. The yield of the Portfolio may be affected when it reinvests prepayments it receives.


     The Core Fixed Income Portfolio may purchase mortgage-backed securities in a "to be announced" (TBA) transaction, which is a form of "when issued" or "delayed settlement" security. No payment or delivery is made by the Portfolio in a "when issued", "delayed settlement" or "forward delivery" transaction until the Portfolio receives payment or delivery from the other party to the transaction. Although the Portfolio receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. Consequently, the value of such securities may be less than their purchase price, presenting a possible loss of asset value. These transactions also involve the risk that the counterparty may fail to deliver the securities or cash on the settlement date. The Portfolio expects that the commitments to purchase "when issued", "delayed settlement" or "forward delivery" securities will not exceed 30% of the value of its total assets absent unusual market circumstances. The Portfolio does not intend to purchase securities on a "when issued", "delayed settlement" or "forward delivery" basis for speculative purposes.


DEBT OBLIGATIONS

     Debt obligations of domestic and foreign companies may include a broad range of fixed and variable rate bonds, debentures and notes. The Core Fixed Income Portfolio's shares are subject to the risk of market value fluctuations. The market value of securities held by the Portfolio is expected to vary according to factors such as changes in interest rates and changes in the average weighted maturity of the Portfolio.

MUNICIPAL REVENUE OBLIGATIONS

     The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each invest 25% or more of its net assets in municipal obligations, which pay interest and principal from revenues of similar projects. The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each also invest up to 20% of its total assets in taxable investments including private activity bonds. Such investments involve risks presented by the laws and economic conditions relating to such projects and bonds. These securities do not carry the general obligation of the issuer and are not backed by taxing power.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt. The Portfolios and the Advisor rely on the opinion of bond counsel to the issuers at the time of issuance and will not review the bases for them.

     The Muni Intermediate and New Jersey Muni Portfolios invest primarily in Pennsylvania and New Jersey Municipal Obligations, respectively. If Pennsylvania or New Jersey or any of their political subdivisions, agencies, instrumentalities and authorities were to suffer serious financial difficulties that might jeopardize the ability to pay their obligations, the value of the affected Portfolio could be adversely affected.

REPURCHASE AGREEMENTS

     The Government Cash and Core Fixed Income Portfolios may enter into collateralized repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Such agreements can be entered into for periods of one day or for a fixed term.

     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the

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agreement and held by a Portfolio at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the Portfolio holding such obligation suffers a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) is less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Portfolio might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS

     The Core Fixed Income Portfolio may enter into an agreement to sell a security and simultaneously commit to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security.

     The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to the value of its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether the Portfolio will enter into a reverse repurchase agreement.

     The Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions combined.

     The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by the Portfolio with the proceeds of such an agreement may decline in value and the market value of the securities sold by the Portfolio may decline below the repurchase price. Neither eventuality affects the Portfolio's responsibility to complete the transaction at full value. The Portfolio will invest the proceeds of reverse repurchase agreements in overnight repurchase agreements.

SELECTION OF INVESTMENTS

     The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolios and how they may advance the Portfolios' investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

OTHER TYPES OF INVESTMENTS

     This Prospectus describes each Portfolio's principal investment strategies, and the particular types of securities which each Portfolio may select for investment. Each Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.

                            PRICE OF PORTFOLIO SHARES


     The price of shares issued by each Portfolio is based on its net asset value ("NAV"). The NAV per share of each Money Market Portfolio is determined as of 12:00 noon (Eastern time) on each day that the New York Stock Exchange (the "Exchange") is open for business (a "Business Day"). The NAV per share of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios is determined as of the close of regular trading hours of the Exchange on each Business Day, currently 4:00 p.m. (Eastern time). The time at which shares are priced may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. (Eastern time). In addition, the Portfolios may determine to price their shares on weekdays that the Exchange is temporarily closed due to emergency circumstances.

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GOVERNMENT CASH AND TAX-EXEMPT CASH PORTFOLIOS

     For the purpose of calculating each Money Market Portfolio's NAV per share, securities are valued at "amortized cost."

BOND PORTFOLIOS

     Marketable fixed income securities generally are priced at market value and debt securities with remaining maturities of 60 days or less generally are valued at "amortized cost." When market quotations are not readily available or when events occur that make established valuation methods unreliable, each Bond Portfolio's investments are valued at fair value as determined in good faith using methods determined by the Board of Directors or the Board of Trustees.

                               PURCHASE OF SHARES

     Shares of each Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions, including brokers acting on behalf of their clients (the "Institutions"), at the NAV per share next determined after receipt, in proper order, of the purchase order by the transfer agent. We consider orders to be in "proper order" when all required documents are properly completed, signed and received. The minimum initial investment for each Portfolio is $25,000; the minimum for subsequent investments for each Portfolio is $1,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. Beneficial ownership of shares will be reflected on books maintained by Glenmede Trust or the Institutions. Glenmede Trust has informed The Glenmede Fund, Inc. and The Glenmede Portfolios (the "Funds") that it and its Affiliates' minimum and subsequent investment requirements for their Clients' investments in the Portfolios are the same as those for the Funds. Other Institutions may have such requirements. If you wish to purchase shares in the Funds, you should contact the Glenmede Trust by telephone or facsimile or contact your Institution.

     Your Institution may charge you for purchasing or selling shares of the Portfolios. There is no transaction charge for shares purchased directly from the Portfolios through Glenmede Trust.

     Shares purchased in the Money Market Portfolios before 12:00 noon (Eastern time) begin earning dividends on the same business day provided Federal funds are available to the particular Portfolio before 12:00 noon (Eastern time) that day.

     Purchases of a Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.

                              REDEMPTION OF SHARES

     You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.

     You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the Funds' transfer agent receives your order in proper form. The Funds may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

     Redemption proceeds are normally paid in cash, although the Funds have the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

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              ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                           OF SHARES OF THE PORTFOLIOS


     The Funds may appoint one or more entities as their agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on an aggregated basis, to the Funds' transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.


                           DIVIDENDS AND DISTRIBUTIONS

     The Portfolios have the following dividend and capital gains policies:

     (a) The Money Market Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly.

     (b) The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders monthly.

     The Portfolios normally distribute any realized net capital gains at least once a year.

                                      TAXES

FEDERAL TAXES

     TAXABLE PORTFOLIOS. Each Portfolio contemplates declaring, as dividends each year, all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Portfolio distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

     The investment objectives of the Bond and Money Market Portfolios will generally cause their annual distributions to consist primarily of ordinary income.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     TAX-EXEMPT CASH, MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS ("TAX-EXEMPT PORTFOLIOS"). Each Tax-Exempt Portfolio anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from Federal income taxes. However, some dividends will be taxable, such as dividends that are derived from occasional taxable investments, and distributions of short and long-term capital gains.

     Interest on indebtedness you incur to purchase or carry shares of each Tax-Exempt Portfolio generally will not be deductible for Federal income tax purposes.

     A portion of the exempt-interest dividends paid by the Tax-Exempt Portfolios may constitute an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.

     If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

     MISCELLANEOUS. If you purchase shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

     You will recognize taxable gain or loss on a sale, exchange or redemption of your shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

PENNSYLVANIA TAX CONSIDERATIONS

     Shareholders of the Muni Intermediate Portfolio will not be subject to Pennsylvania Personal Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations held by the Portfolio. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Portfolio who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations or Federal Securities.

     Distributions derived from investments other than Pennsylvania Municipal Obligations and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Portfolio for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Muni Intermediate Portfolio will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

NEW JERSEY TAX CONSIDERATIONS

     It is anticipated that substantially all dividends paid by the New Jersey Muni Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Muni Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investment must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures and forward contracts related to interest bearing obligations issued at a discount; and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the New Jersey Muni Portfolio may represent taxable income.

     The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividend and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of New Jersey Muni Portfolio shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

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                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISOR


     Glenmede Advisers, Inc. with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a wholly-owned subsidiary of Glenmede Trust, became the investment advisor to the Portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. The Advisor assumed all rights and obligations of Glenmede Trust under the Portfolios' Investment Advisory Agreements, and Glenmede Trust guaranteed all obligations incurred by Advisor in connection with those agreements. At December 31, 2002, the Funds were the Advisor's only accounts.


     Under its Investment Advisory Agreements with the Funds, the Advisor, subject to the control and supervision of the particular Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolios and to place each Portfolio's purchase and sale orders.

     The Advisor does not receive any fee from the Funds for its investment services provided to the Portfolios. However, shareholders in the Funds who are clients of Glenmede Trust, or an Affiliate of Glenmede Trust, pay fees which vary, depending on the capacity in which Glenmede Trust or the Affiliate provides them with fiduciary and investment services (e.g., personal trust, estate settlement, advisory and custodian services). Shareholders in the Funds who are customers of other Institutions may pay fees to those Institutions.


     Mary Ann B. Wirts, First Vice President and Managing Director of the Fixed Income Division of the Advisor, has been the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio since that Portfolio commenced operations on November 7, 1988. Since November 1, 1996, Mrs. Wirts has also been the portfolio manager primarily responsible for the management of the Government Cash Portfolio. Mrs. Wirts has been employed by the Advisor and Glenmede Trust since 1982.

     Laura LaRosa, First Vice President of the Advisor, is the portfolio manager primarily responsible for the management of the Muni Intermediate and New Jersey Muni Portfolios. Ms. LaRosa has been primarily responsible for the management of those Portfolios since November 1994. Ms. LaRosa has been employed by the Advisor and Glenmede Trust as a portfolio manager since 1994. Prior to her employment with Glenmede Trust in 1994, Ms. LaRosa had been Vice President of Institutional Sales at Hopper Soliday, Philadelphia.

     Stephen J. Mahoney, First Vice President of the Advisor, is primarily responsible for the management of the Core Fixed Income Portfolio. Mr. Mahoney has been employed by the Advisor and Glenmede Trust as a portfolio manager since January 1999. Prior to his employment with Glenmede Trust in 1999, Mr. Mahoney had been a portfolio manager at 1838 Investment Advisors from 1997 to 1999, and a portfolio manager and senior fixed income trader at The Vanguard Group from 1995 to 1997.


                               GENERAL INFORMATION

     If you have any questions regarding the Portfolios contact the Funds at the address or telephone number stated on the back cover page.

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                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the Annual Report, which is available upon request.


                            GOVERNMENT CASH PORTFOLIO
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                0.019          0.048          0.060          0.049          0.051
  Distributions to shareholders from
    net investment income                             (0.019)        (0.048)        (0.060)        (0.049)        (0.051)
Net asset value, end of year                      $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ==========     ==========     ==========     ==========     ==========
Total return                                            1.95%          4.86%          6.15%          5.00%          5.63%
                                                  ==========     ==========     ==========     ==========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $  533,034     $  421,509     $  413,742     $  405,907     $  430,165
  Ratio of operating expenses to
    average net assets                                  0.13%          0.11%          0.11%          0.11%          0.11%
  Ratio of net investment income to
    average net assets                                  1.91%          4.86%          5.96%          4.87%          5.41%



                            TAX-EXEMPT CASH PORTFOLIO
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                $     1.00     $     1.00     $     1.00     $     1.00     $    1.000
                                                  ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                0.012          0.029          0.038          0.030          0.034
  Distributions to shareholders from
    net investment income                             (0.012)        (0.029)        (0.038)        (0.030)        (0.034)
Net asset value, end of year                      $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ==========     ==========     ==========     ==========     ==========
Total return                                            1.25%          2.95%          3.88%          3.02%          3.41%
                                                  ==========     ==========     ==========     ==========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $  607,069     $  541,881     $  437,134     $  350,032     $  375,924
  Ratio of operating expenses to
    average net assets                                  0.14%          0.11%          0.12%          0.12%          0.13%
  Ratio of net investment income to
    average net assets                                  1.24%          2.88%          3.82%          2.97%          3.37%

                           CORE FIXED INCOME PORTFOLIO
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                $    10.88     $    10.08     $    10.16     $    10.70     $    10.46
                                                  ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.54           0.65           0.69           0.63           0.64
  Net realized and unrealized gain (loss) on
    investments                                         0.10           0.82          (0.09)         (0.54)          0.24
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations                        0.64           1.47           0.60           0.09           0.88
                                                  ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS FROM:
  Net investment income                                (0.54)         (0.67)         (0.68)         (0.63)         (0.64)
                                                  ----------     ----------     ----------     ----------     ----------
Total distributions                                    (0.54)         (0.67)         (0.68)         (0.63)         (0.64)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                      $    10.98     $    10.88     $    10.08     $    10.16     $    10.70
                                                  ==========     ==========     ==========     ==========     ==========
Total return                                            6.18%         15.09%          6.19%          0.91%          9.32%
                                                  ==========     ==========     ==========     ==========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $  188,298     $  178,811     $  174,092     $  230,684     $  258,986
  Ratio of operating expenses to
    average net assets(1)                               0.14%          0.11%          0.14%          0.12%          0.11%
  Ratio of gross expenses to
    average net assets                                  0.24%          0.63%          1.02%          0.55%          0.99%
  Ratio of net investment income to
    average net assets                                  5.19%          6.19%          8.56%          6.08%          6.58%
  Portfolio turnover rate                                191%           138%           234%           191%            93%

----------

(1) Calculation does not include interest expense.



                           MUNI INTERMEDIATE PORTFOLIO
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                $    10.55     $    10.20     $    10.14     $    10.56     $    10.40
                                                  ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.46           0.50           0.50           0.51           0.51
  Net realized and unrealized
    gain (loss) on investments                          0.09           0.34           0.07          (0.42)          0.16
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations                        0.55           0.84           0.57           0.09           0.67
                                                  ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from
   net investment income                               (0.46)         (0.49)         (0.51)         (0.51)         (0.51)
                                                  ----------     ----------     ----------     ----------     ----------
Total distributions                                    (0.46)         (0.49)         (0.51)         (0.51)         (0.51)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                      $    10.64     $    10.55     $    10.20     $    10.14     $    10.56
                                                  ==========     ==========     ==========     ==========     ==========
Total return                                            5.41%          8.39%          5.77%          0.91%          6.63%
                                                  ==========     ==========     ==========     ==========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $   22,700     $   17,607     $   14,624     $   16,526     $   19,975
  Ratio of operating expenses to
    average net assets                                  0.22%          0.27%          0.31%          0.20%          0.30%
  Ratio of net investment income
    to average net assets                               4.45%          4.78%          4.89%          4.90%          4.88%
  Portfolio turnover rate                                 29%            25%             6%             6%             1%

                            NEW JERSEY MUNI PORTFOLIO
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year                $    10.60     $    10.11     $    10.00     $    10.43     $    10.20
                                                  ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.46           0.45           0.44           0.44           0.44
  Net realized and unrealized
    gain (loss) on investments                          0.10           0.48           0.12          (0.43)          0.23
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations                        0.56           0.93           0.56           0.01           0.67
                                                  ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from
  net investment income                                (0.45)         (0.44)         (0.45)         (0.44)         (0.44)
                                                  ----------     ----------     ----------     ----------     ----------
Total distributions                                    (0.45)         (0.44)         (0.45)         (0.44)         (0.44)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                      $    10.71     $    10.60     $    10.11     $    10.00     $    10.43
                                                  ==========     ==========     ==========     ==========     ==========
Total return                                            5.40%          9.34%          5.77%          0.08%          6.71%
                                                  ==========     ==========     ==========     ==========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $   20,037     $   19,154     $   17,232     $   17,953     $   17,492
  Ratio of operating expenses to
    average net assets                                  0.27%          0.27%          0.30%          0.24%          0.30%
  Ratio of net investment income
    to average net assets                               4.22%          4.33%          4.40%          4.34%          4.33%
  Portfolio turnover rate                                 36%            18%             9%            10%             7%

WHERE TO FIND MORE INFORMATION

More Portfolio information is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports provide additional information about the Portfolios' investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Portfolios' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolios' Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolios, and make inquiries.

Write to:

                The Glenmede Fund/Portfolios
                200 Clarendon Street, LEG13
                Boston, MA 02116

By phone:

                1-800-442-8299

Information about the Portfolios (including the Portfolios' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Glenmede Fund, Inc. Investment Company Act File No. is 811-5577 The Glenmede Portfolios Investment Company Act File No. is 811-6578

The third party marks appearing above are the marks of their respective owners.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                 (800) 442-8299

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2003

       This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") and The Glenmede Portfolios' ("Glenmede Portfolios" and, collectively with the Glenmede Fund, the "Funds") Prospectuses dated February 28, 2003, as amended or supplemented from time to time (the "Prospectuses"). No investment in shares of a Portfolio should be made without first reading the Prospectus of the Portfolio. This Statement of Additional Information is for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Strategic Equity, Small Cap Equity (Advisor Shares and Institutional Shares), Large Cap Value, Small Capitalization Growth, Muni Intermediate, New Jersey Muni and Institutional International Portfolios. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. The Funds' audited financial statements and financial highlights appearing in the 2002 Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information. A copy of the Funds' Prospectuses and Annual Report are available without charge, upon request, by calling the Funds at the above telephone number.


       Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in the Funds' Prospectuses.


                       TABLE OF CONTENTS                                    PAGE
THE FUNDS                                                                      1
INVESTMENT STRATEGIES                                                          1
COMMON INVESTMENT POLICIES AND RISKS                                           9
PRICE OF PORTFOLIO SHARES                                                     17
PURCHASE OF SHARES                                                            19
REDEMPTION OF SHARES                                                          19
SHAREHOLDER SERVICES                                                          19
PORTFOLIO TURNOVER                                                            20
INVESTMENT LIMITATIONS                                                        20
MANAGEMENT OF THE FUNDS                                                       24
INVESTMENT ADVISORY AND OTHER SERVICES                                        31
PORTFOLIO TRANSACTIONS                                                        40
ADDITIONAL INFORMATION CONCERNING TAXES                                       43
PERFORMANCE CALCULATIONS                                                      53
GENERAL INFORMATION                                                           63
FINANCIAL STATEMENTS                                                          64
OTHER INFORMATION                                                             64
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS                            A-1

                                    THE FUNDS


       The Glenmede Fund was organized as a Maryland corporation on June 30, 1988. The Glenmede Fund's Articles of Incorporation authorize its Board of Directors to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios ("Portfolios") from time to time. The Board also has the power to designate separate classes of shares within the same Portfolio. Currently, the Glenmede Fund is offering shares of the following nine Portfolios: International Portfolio, Large Cap Value Portfolio, Small Cap Equity Portfolio (Advisor Shares and Institutional Shares), Strategic Equity Portfolio, Small Capitalization Growth Portfolio, Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio and Institutional International Portfolio.


       The Glenmede Portfolios was organized as a Massachusetts business trust on March 3, 1992. The Glenmede Portfolios' Master Trust Agreement authorizes its Board of Trustees to issue an unlimited number of shares of beneficial interest with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios (Sub-Trusts). Currently, the Glenmede Portfolios is offering shares of two Sub-Trusts, the Muni Intermediate and New Jersey Muni Portfolios.


       Each Fund is an open-end, management investment company. The International, Large Cap Value, Small Cap Equity, Strategic Equity, Small Capitalization Growth, Core Fixed Income, Government Cash, Tax-Exempt Cash and Institutional International Portfolios are diversified Portfolios of the Glenmede Fund. The Muni Intermediate and New Jersey Muni Portfolios are non-diversified Portfolios of the Glenmede Portfolios.

       On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. On February 28, 2000, the Small Capitalization Equity Portfolio (Advisor and Institutional Shares) changed its name to the Small Capitalization Value Portfolio (Advisor and Institutional Shares), and then on March 22, 2002, it changed its name to the Small Cap Equity Portfolio. On August 20, 1998, the Equity Portfolio changed its name to the Tax Managed Equity Portfolio, and then on February 28, 2000, it changed its name to the Strategic Equity Portfolio. References in this Statement of Additional Information are to a Portfolio's current name.

       On March 1, 1991 the Small Cap Equity Portfolio commenced operations offering a single class of shares. On January 1, 1998, the Small Cap Equity Portfolio began to offer a second class of shares known as "Institutional Shares." The original class of shares has been designated as "Advisor Shares."


                              INVESTMENT STRATEGIES

       The following investment strategies supplement those set forth in the Funds' Prospectuses. Unless specified below and except as described under "Investment Limitations," the following investment strategies are not fundamental and a particular Fund's Board may change such strategies without shareholder approval.

GOVERNMENT CASH PORTFOLIO

       During normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in short-term securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and repurchase agreements secured by securities issued or sponsored by such entities.

       The Portfolio may invest in the following Eligible Securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions (e.g., Asian Development Bank, Export-Import Bank, Inter American Development Bank, International Bank for Reconstruction and Development, Government Trust Certificates, Private Export Funding Corp. and Agency for International Development) which are not direct obligations of the U.S. Government but which involve governmental agencies, instrumentalities or enterprises (such investments will represent no more than 25% of the Portfolio's total assets); and (iii) any publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, including floating and variable rate securities, which, in the opinion of the Portfolio's advisor, are equivalent in credit quality to securities rated AAA by Standard & Poor's(R) Ratings Group ("S&P(R)") or Aaa by Moody's Investors Service, Inc. ("Moody's"). Additionally, the Portfolio may enter into reverse repurchase agreements.

TAX-EXEMPT CASH PORTFOLIO

       Municipal obligations in which the Portfolio may invest include the following Eligible Securities: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes) rated SP-1+ or SP-1 by S&P or MIG-1 by Moody's; tax-exempt commercial paper rated A-1+ or A-1 by S&P or Prime-1 by Moody's; municipal bonds with a remaining effective maturity of 13 months or less, rated AA or better by S&P or Aa or better by Moody's; variable rate demand notes rated "VMIG-1" by Moody's; and any non-rated tax-exempt, privately placed securities which, in the opinion of the Portfolio's advisor, are equivalent in credit quality to an AA or Aa-rated security as determined by S&P or Moody's, respectively.

       The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

       Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

       The municipal obligations in which the Portfolio invests may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes will be purchased by the Portfolio if they are comparable in quality at the time of the purchase to rated Eligible Securities as determined by the Portfolio's advisor. Where necessary to ensure that a note is an Eligible Security, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's advisor deems the investment to involve minimal credit risk. The Portfolio's advisor also monitors the continuing creditworthiness of issuers of such notes and parties providing credit enhancement to determine whether the Portfolio should continue to hold the notes.

CORE FIXED INCOME PORTFOLIO

       The Portfolio may invest in the following securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions which are not direct obligations of the U.S. Government but which involve governmental agencies, enterprises or instrumentalities; (iii) any other publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, which, in the opinion of the Portfolio's advisor, are equivalent in credit quality to securities rated at least A by S&P or Moody's; (iv) mortgage-backed and asset-backed obligations which are privately issued with a rating of at least A by S&P or Moody's or which if unrated, are in the opinion of the Portfolio's advisor equivalent in credit quality to securities so rated; and (v) debt obligations of domestic and foreign companies rated at least A by S&P or Moody's or which if unrated, are in the advisor's opinion equivalent in credit quality to securities so rated. Any of the above securities may be variable or floating rate. Under normal circumstances, the Portfolio will invest no more than 35% of the value of its total assets in the securities described in (ii), (iv) and (v) of the first sentence of this paragraph.

       The Portfolio's securities held subject to repurchase agreements may have stated maturities exceeding 13 months, however, the Portfolio's advisor currently expects that repurchase agreements will mature in less than 13 months.

       ASSET-BACKED SECURITIES. The Core Fixed Income Portfolio may invest in asset-backed securities consisting of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables and credit card receivables. Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities, however, they may be guaranteed up to a certain amount by a private issuer through a letter of credit. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

       An asset-backed security's underlying assets may be prepaid with the result of shortening the certificate's weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Portfolio's experiencing difficulty in valuing or liquidating such securities.

MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS

       The Portfolios' investments in municipal obligations may also include tax-exempt commercial paper rated A-1 or higher by S&P or Prime-1 or higher by Moody's.

       For a description of the two principal classifications of municipal obligations, "general obligation" securities and "revenue" securities, see the "Tax-Exempt Cash Portfolio" above.

       During temporary defensive periods, each Portfolio may invest without limitation in obligations which are not municipal obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to municipal obligations as set forth above and in the Portfolios' prospectus under the heading "Bond Portfolios--Investment Duration and Quality," or if unrated, are of comparable quality as determined by the Portfolio's advisor. Additionally, each Portfolio may invest, without limitation, in other non-municipal debt obligations, such as bank obligations which are also of comparable quality as determined by the Portfolio's advisor. Furthermore, each Portfolio may acquire "stand-by commitments" with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal obligations at a specified price. Each Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

INTERNATIONAL PORTFOLIO

       The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"); and U.S. or foreign securities convertible into foreign common stock.

       The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 35% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

       The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

LARGE CAP VALUE PORTFOLIO

       From time to time, the Portfolio's advisor may revise its equity computer model programs to try to maintain or enhance the Portfolio's performance.

       The Portfolio intends to remain, for the most part, fully invested in equity securities which may include American Depositary Receipts ("ADRs") listed on the New York Stock Exchange. The Portfolio will not engage in "market timing" transactions. However, for temporary purposes the Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in similar money market securities.


SMALL CAP EQUITY PORTFOLIO


       The Portfolio may invest in securities of companies located outside the United States.

       Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in equity securities of primarily U.S. small cap companies that the Portfolio's advisor believes are undervalued. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000(R) Index. However, if warranted in the judgment of the Portfolio's advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

       The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indices such as the S&P 500(R).

STRATEGIC EQUITY PORTFOLIO

       The Portfolio expects to have a low portfolio turnover rate relative to other funds with similar investment objectives. It is impossible to predict the impact of such a strategy on the realization of gains and losses. Additionally, the Portfolio reserves the right to sell securities irrespective of how long they have been held.

       The Portfolio may sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Portfolio would have held it for the long-term holding period. The Portfolio may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions. Certain equity and other securities held by the Portfolio will produce ordinary taxable income on a regular basis.

       The Portfolio intends to remain, for the most part, fully invested in equity securities, which may include securities of companies located outside the United States, and will not engage in "market timing" transactions. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks, convertible debentures, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

       The Portfolio may also purchase or write call and put options on appropriate securities or securities indices. The aggregate value of the Portfolio's assets subject to options written may not exceed 50% of its total assets (taken at market value on the date written) and the aggregate premiums on options purchased by the Portfolio will not exceed 50% of its total assets. Options can attempt to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Additionally, the Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

       PURCHASING OPTIONS. The Portfolio may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option entitles the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the call option.

       The Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or in securities in which it may invest. The purchase of a put option entitles the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options will tend to be offset by countervailing changes in the value of the underlying portfolio securities.

       The Portfolio will purchase put and call options on securities indices for the same purposes as it will purchase options on individual securities.

       WRITING COVERED OPTIONS. The Portfolio may write covered call and put options on any securities in which it may invest. A call option written by the Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Portfolio will be covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding or the Portfolio will use the other methods described below. The Portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio foregoes the opportunity to profit from an increase in the market price of the underlying security that exceeds the exercise price of the call option.

       A put option written by the Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Portfolio will be covered, which means that the Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

       Call and put options written by the Portfolio will also be considered to be covered to the extent that the Portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio.

       In addition, a written call option or put option may be covered by segregating cash or liquid assets, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

       The Portfolio may also write covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

       The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Portfolio) upon conversion or exchange of other securities in its portfolio. The Portfolio may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

       The Portfolio may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

SMALL CAPITALIZATION GROWTH PORTFOLIO

       The Portfolio may invest in securities of companies located outside the United States.


       Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in equity securities of primarily U.S. small cap companies. Small cap companies include companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Growth Index. In addition, the Portfolio may make significant investments in IPOs. However, if warranted in the judgment of the Portfolio's sub-advisors, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.


INSTITUTIONAL INTERNATIONAL PORTFOLIO

       The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act); and U.S. or foreign securities convertible into foreign common stock.

       The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

       The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

                      COMMON INVESTMENT POLICIES AND RISKS

REPURCHASE AGREEMENTS


       Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by its advisor. Under normal circumstances, however, the International, Large Cap Value, Small Capitalization Growth, Institutional International, Small Cap Equity, Strategic Equity, Muni Intermediate and New Jersey Muni Portfolios will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International and Institutional International Portfolios will generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.


       In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

       In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price.

       If the seller defaults on its repurchase obligation, a Portfolio holding such obligation will suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

       Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

BORROWING

       As a temporary measure for extraordinary or emergency purposes, each Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes. If the market value of a Portfolio's securities should decline, the Portfolio may experience difficulty in repaying the borrowing.

SECURITIES LENDING

       Each Portfolio may lend its portfolio securities with a value of up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities only when the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Portfolio's advisor in making decisions with respect to the lending of securities, subject to review by the particular Fund's Board.

       When lending portfolio securities, the securities may not be available to a Portfolio on a timely basis. Therefore, a Portfolio may lose the opportunity to sell the securities at a desirable price. Such loans would also involve risks of delay in receiving additional collateral if the value of the collateral decreases below the value of the securities loaned or even the loss of rights to the collateral should the borrower of the securities fail financially. Additionally, if a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action. A Portfolio may, from time to time, pay negotiated fees in connection with the lending of securities.

"WHEN ISSUED," "DELAYED SETTLEMENT," AND "FORWARD DELIVERY" SECURITIES


       Each Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. "When issued" or "forward delivery" transactions may be expected to occur one month or more before delivery is due. "Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. One form of "when issued" or "delayed settlement" security that the Core Fixed Income Portfolio may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. No payment or delivery is made by a Portfolio in a "when issued", "delayed settlement" or "forward delivery" transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

       A Portfolio will engage in "when issued" transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in "when issued," "delayed settlement" or "forward delivery" transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio's "when issued," "delayed settlement" and "forward delivery" commitments are not expected to exceed 30% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.


       Securities purchased or sold on a "when issued," "delayed settlement" or "forward delivery" basis are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed settlement transactions, a Portfolio relies on the seller to complete the transaction; the seller's failure to do so may cause a Portfolio to miss an advantageous price or yield.

INVESTMENT COMPANY SECURITIES

       In connection with the management of their daily cash positions, each Portfolio may invest in securities issued by other open-end or closed-end investment companies which invest in the obligations of the U.S. Government and its guaranteed or sponsored agencies. In addition, the International and

Institutional International Portfolios may each invest in shares of closed-end investment companies which invest chiefly in the shares of companies located outside of the U.S. Except as otherwise permitted under the 1940 Act, each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations. Furthermore, the investment company securities in which a Portfolio invests may decline in value.

ILLIQUID SECURITIES

       The Portfolios (other than the Small Capitalization Growth Portfolio) will not invest more than 10% of their respective net assets in securities that are illiquid. The Small Capitalization Growth Portfolio will not invest more than 15% of its net assets in securities that are illiquid. These securities are subject to the risk that should a Portfolio need to dispose of such securities, there may not be a ready market or the Portfolio may have to sell such securities at an undesirable price.

STAND-BY COMMITMENTS

       The Muni Intermediate and New Jersey Muni Portfolios may acquire stand-by commitments which may increase the cost, and thereby reduce the yield, of the municipal obligation to which such commitment relates.

FOREIGN SECURITIES


       The International, Strategic Equity, Small Cap Equity, Large Cap Value, Small Capitalization Growth and Institutional International Portfolios may invest in foreign securities. Such investments may involve higher costs than investments in U.S. securities, including higher transaction costs and additional taxes by foreign governments. Foreign investments may also present additional risks associated with currency exchange rates, differences in accounting, auditing and financial reporting standards, holding securities in domestic and foreign custodian banks and depositories, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividends, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

       Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned. The inability of a Portfolio to make intended security purchases due to these and other settlement problems could cause such Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Additionally, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.


       Although the Portfolios may invest in securities denominated in foreign currencies, the Portfolios value their securities and other assets in U.S. dollars. As a result, the NAV of the Portfolios' shares may fluctuate with U.S. dollar exchange rates as well as with price changes of a Portfolio's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Portfolios make their investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolios' securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Portfolios' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Portfolios are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

       The International and Institutional International Portfolios may invest in emerging market countries. Developing countries may impose restrictions on a Portfolio's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

       Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

       Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

DEPOSITARY RECEIPTS

       The International, Large Cap Value and Institutional International Portfolios may purchase certain sponsored or unsponsored depositary receipts. In sponsored programs, an issuer makes arrangements to have its securities traded in the form of depositary receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

       The International, Large Cap Value and Institutional International Portfolios may invest in American Depositary Receipts ("ADRs"). ADRs are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency.

       Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Investments in ADRs, involve risks similar to those accompanying direct investments in foreign securities.

FORWARD FOREIGN EXCHANGE CONTRACTS

       The Institutional International and International Portfolios may enter into forward foreign exchange contracts, but such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") such as the New York Mercantile Exchange. The Portfolios would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

       Forward foreign currency exchange contracts allow a Portfolio to hedge the currency risk of portfolio securities denominated in a foreign currency. This method of protecting the value of a Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Additionally, investments in foreign currency exchange contracts involve other risks similar to those accompanying direct investments in foreign securities.

       Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

       At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

REVERSE REPURCHASE AGREEMENTS

       The Government Cash and Core Fixed Income Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

       The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to its purchase obligations under these agreements. The Portfolio's advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.

       A Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

       The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed.

INTEREST RATE RISKS

       The Portfolios may invest in fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

CREDIT RISKS

       Because the Portfolios may invest in fixed-income securities, they are subject to "credit risk" -- the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government Securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.


       The Small Cap Equity and Small Capitalization Growth Portfolios may invest in securities which have the lowest rating in the investment grade category (i.e., Baa by Moody's or BBB by S&P). Such securities are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.


       Ratings published by nationally recognized statistical rating organizations are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

U.S. GOVERNMENT OBLIGATIONS

       The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

INITIAL PUBLIC OFFERINGS


       An IPO is a company's first offering of stock to the public. The Small Capitalization Growth Portfolio may make significant investments in IPOs. The Large Cap Value, Small Cap Equity, Strategic Equity, International and Institutional International Portfolios also may invest in IPOs.


       An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

       When a Portfolio's asset base is small, a significant portion of the Portfolio's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio's assets grow, the effect of the Portfolio's investments in IPOs on the

Portfolio's performance probably will decline, which could reduce the Portfolio's performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may increase the portfolio turnover and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

       The Portfolios' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

                            PRICE OF PORTFOLIO SHARES

       The NAV per share of each Portfolio is determined by dividing the total market value of its investments and other assets, less liabilities, by the total number of its shares outstanding.

       Equity securities listed on a U.S. securities exchange for which quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices.

       For the purpose of calculating the Government Cash and Tax-Exempt Cash Portfolios' (collectively, the "Money Market Portfolios") NAV per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

       The use of amortized cost and the maintenance of each Money Market Portfolio's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each Money Market Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of 13 months or less, and invest only in securities which are determined by the Portfolio's advisor, pursuant to procedures established by the Board, to present minimal credit risks and which are Eligible Securities, pursuant to procedures established by the Board.

       The Board has established procedures reasonably designed to stabilize the NAV per share for the purposes of sales and redemptions at $1.00. These procedures include daily review of the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.

       In the event of a deviation of over 1/2 of 1% between a Money Market Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board members will promptly consider what action, if any, should be taken. The Board members also will take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distributions from capital or capital gains or utilizing a NAV per share as determined by using available market quotations.

       The NAV per share of each Money Market Portfolio will ordinarily remain at $1.00, but each Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Portfolios will maintain a constant NAV per share of $1.00.

       Marketable fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. NAV includes interest on fixed income securities which is accrued daily. In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when a Portfolio's advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to specific securities. The matrix pricing method values securities by reference to prices of comparable securities obtained from sources the advisor deems accurate and reliable. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which (i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

       Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board. These securities may trade on days when shares of a Portfolio are not priced; as a result, the NAV of shares of such Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

       The Muni Intermediate and New Jersey Muni Portfolios' municipal obligations for which quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the Portfolios' advisor to reflect the fair market value of such municipal obligations. Municipal obligations for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board. Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost, pursuant to which (i) such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

       When market quotations are unavailable or when events occur that make established valuation methods unreliable, the Portfolios' investments will be valued at fair value as determined in good faith using methods determined by the Boards.

                               PURCHASE OF SHARES

       The purchase price of shares of each Portfolio is the NAV next determined after receipt of the purchase order by the particular Fund. It is the responsibility of The Glenmede Trust Company, N.A. ("Glenmede Trust") or Institutions to transmit orders for share purchases to Investors Bank & Trust Company ("IBT"), the Funds' transfer agent, and to deliver required funds to IBT, the Funds' custodian, on a timely basis.

       Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investments from time to time.


       At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolio's investment objective and policies.

                              REDEMPTION OF SHARES

       Redemption proceeds are normally paid in cash, although the Funds have elected to be governed by rule 18f-1 under the 1940 Act which permits them to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

                              SHAREHOLDER SERVICES

       Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact Glenmede Trust.

                               PORTFOLIO TURNOVER

       The Portfolios will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Portfolios' advisors and the sub-advisors (with respect to the Small Capitalization Growth and International Portfolios), will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objective and policies. Turnover in the Large Cap Value Portfolio during 2002 was below the average of the past five years. Turnover declined in 2002 from 2001 due to a lower number of stocks in the Portfolio and Glenmede Advisers, Inc. ("Glenmede Advisers") decisions to hold those stocks.


                             INVESTMENT LIMITATIONS

       Each Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio. Each Portfolio will not:

       (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

       (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

       (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers' acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

       (4) purchase on margin or sell short, except as specified above in investment limitation (1);

       (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

       (6) issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

       (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

       (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

       (9) underwrite the securities of other issuers, or with respect to each Portfolio other than the Small Capitalization Growth Portfolio, invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of each Portfolio, securities subject to legal or contractual restrictions on resale;

       (10) invest for the purpose of exercising control over management of any company;

       (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

       (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities; and

       (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

       Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

       (14) with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

       Pursuant to Rule 2a-7 under the 1940 Act, each of the Government Cash Portfolio and the Tax-Exempt Cash Portfolio may not invest more than 5% of its total assets in securities of any one issuer (other than U.S. Government securities, repurchase agreements collateralized by such obligations, certain money market fund securities and securities subject to certain guarantees which are issued by persons that, directly or indirectly, do not control and are not controlled by or under common control with the issuer). Each of these portfolios may, however, invest more than 5% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of three business days after the purchase thereof. For the Government Cash Portfolio and the Tax-Exempt Cash Portfolio compliance with the diversification provisions of Rule 2a-7 under the 1940 Act will be deemed to be compliance with the diversification limitation in paragraph (14).

       Each of the Muni Intermediate and New Jersey Muni Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve the Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company, the Code requires, among other things, that at the end of each quarter, no more than 5% of the value of a Portfolio's total assets may be invested in the securities of any one issuer, and no more than 10% of the outstanding voting securities of such issuer may be held by the Portfolio, except that (a) up to 50% of the value of the Portfolio's total assets may be invested without regard to these limitations, provided that no more than 25% of the value of the Portfolio's total assets are invested in the securities of any one issuer (or two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses); (b) the foregoing limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (c) a Portfolio will be considered to have violated these diversification requirements only if the noncompliance results from an acquisition of securities during the quarter and is not cured within 30 days after the end of the quarter.

       If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.


       With respect to the International, Large Cap Value, Small Capitalization Growth, Small Cap Equity, Strategic Equity and Institutional International Portfolios, borrowings including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of each Portfolio's total net assets.


       With respect to investment limitations (7) and (8), the Institutional International and International Portfolios may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33 1/3% of the value of each Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure borrowings.

       As a matter of policy which may be changed by the particular Fund's Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

       In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

       With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

       As a matter of fundamental policy which may not be changed without shareholder approval, the Tax-Exempt Cash Portfolio normally invests at least 80% of its net assets (including borrowings for investment purposes) in municipal obligations, which pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax.

       As a matter of fundamental policy which may not be changed without shareholder approval, the Muni Intermediate and New Jersey Muni Portfolios each normally invest at least 80% of their net assets (including borrowings for investment purposes) in municipal obligations which pay interest that is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax.

       If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUNDS

       Each Fund's officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers.

BOARD MEMBERS AND OFFICERS


       The following is a list of the Board members and officers of each of the Funds, their ages, their principal occupations during the past five years, the number of portfolios that they oversee in the Funds' complex, and other directorships they hold. Unless otherwise indicated below, the address of each Board member and officer is 200 Clarendon Street, Boston, Massachusetts 02116.

INDEPENDENT DIRECTORS/TRUSTEES(1)



                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN     OTHER
                                                  TERM OF OFFICE     PRINCIPAL             FUND COMPLEX      DIRECTORSHIPS
                              POSITIONS HELD      AND LENGTH OF      OCCUPATIONS(S)        OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE         WITH THE FUNDS      TIME SERVED*       DURING PAST 5 YEARS   DIRECTOR/TRUSTEE  DIRECTOR/TRUSTEE
---------------------------   -----------------   -----------------  -------------------   ----------------  -----------------
H. FRANKLIN ALLEN, D. PHIL.   Director of the     Director of the    Nippon Life           11                None
                              Glenmede  Fund.     Glenmede Fund      Professor of
Age: 46                                           since March 1991.  Finance, and
                              Trustee of the                         Professor of
                              Glenmede            Trustee of the     Economics;
                              Portfolios.         Glenmede           Professor of
                                                  Portfolios since   Finance and
                                                  May 1992.          Economics from
                                                                     1990-1996; Vice
                                                                     Dean and Director
                                                                     of Wharton Doctoral
                                                                     Programs from
                                                                     1990-1993.
                                                                     Employed by The
                                                                     University of
                                                                     Pennsylvania since
                                                                     1980.

WILLARD S. BOOTHBY, JR.       Director of the     Director of the    Director, Penn        11                Director, Penn
                              Glenmede Fund.      Glenmede Fund      Engineering &                           Engineering &
Age: 81                                           since October      Manufacturing                           Manufacturing
                              Trustee of the      1988.              Corp.; Former                           Corp.
                              Glenmede                               Director of
                              Portfolios.         Trustee of the     Georgia-Pacific
                                                  Glenmede           Corp.; Former
                                                  Portfolios since   Chairman and Chief
                                                  May 1992.          Executive Officer
                                                                     Blyth Eastman
                                                                     Dillon & Co., Inc.;
                                                                     Former Managing
                                                                     Director of Paine
                                                                     Webber,

                                                                     Inc.; Former
                                                                     Chairman of
                                                                     U.S. Securities
                                                                     Industry
                                                                     Association.

FRANCIS J. PALAMARA           Director of the     Director of the    Trustee of Gintel     11                Trustee of
                              Glenmede Fund.      Glenmede Fund      Fund; Former                            Gintel Fund (1
Age: 77                                           since October      Director of XTRA                        portfolio
                              Trustee of the      1988.              Corporation; Former                     overseen).
                              Glenmede                               Director and
                              Portfolios.         Trustee of the     Executive Vice
                                                  Glenmede           President--Finance
                                                  Portfolios since   of ARAMARK, Inc.
                                                  May 1992.



(1) Independent Directors/Trustees are those Directors/Trustees who are not "interested persons" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

INTERESTED DIRECTORS/TRUSTEES(2)



                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN     OTHER
                                                  TERM OF OFFICE     PRINCIPAL             FUND COMPLEX      DIRECTORSHIPS
                              POSITIONS HELD      AND LENGTH OF      OCCUPATIONS(s)        OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE         WITH THE FUNDS      TIME SERVED*       DURING PAST 5 YEARS   DIRECTOR/TRUSTEE  DIRECTOR/TRUSTEE
---------------------------   -----------------   -----------------  -------------------   ----------------  -----------------
JOHN W. CHURCH, JR.(3)        Chairman and        Chairman and       Director of Girard    11                None
                              Director of the     Director of the    Partners LTD;
Age: 70                       Glenmede Fund.      Glenmede Fund      Retired, Executive
                                                  since October      Vice President and
                              Chairman and        1988.              Chief Investment
                              Trustee of the                         Officer of Glenmede
                              Glenmede            Chairman and       Trust from 1979 -
                              Portfolios.         Trustee of the     1997.
                                                  Glenmede
                                                  Portfolios since
                                                  May 1992.

G. THOMPSON PEW, JR.(4)       Director of the     Director of the    Director of Glenmede  11                None
                              Glenmede Fund.      Glenmede Fund      Trust; Former
Age: 60                                           since October      Director of Brown &
                              Trustee of the      1988.              Glenmede Holdings,
                              Glenmede                               Inc.; Former
                              Portfolios.         Trustee of the     Co-Director,
                                                  Glenmede           Principal and
                                                  Portfolios since   Officer of
                                                  May 1992.          Philadelphia
                                                                     Investment Banking
                                                                     Co.; Former Director
                                                                     and Officer of
                                                                     Valley Forge
                                                                     Administrative
                                                                     Services Company.

(2) Interested Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

(3) Mr. Church is deemed to be an "interested" Director/Trustee of the Funds because of his affiliation with a registered broker-dealer and his stock ownership in The Glenmede Corporation, of which Glenmede Advisers is a subsidiary.

(4) Mr. Pew is deemed to be an "interested" Director/Trustee of the Funds because of his affiliations with Glenmede Trust and his stock ownership in The Glenmede Corporation, of which Glenmede Advisers is a subsidiary.

* Each Director of Glenmede Fund holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the elecion or re-election of such Director and until the election and qualification of his/her successor, if any, elected at such meeting, or
     (ii) the date he or she dies, resigns or retires, or is removed by the Board of Directors or shareholders. Each Trustee of Glenmede Portfolios holds office until the earliest of (i) the termination of the Glenmede Portfolios, or (ii) the date he or she, resigns or retires, or is removed by the Board of Trustees or shareholders.

OFFICERS



                                                  TERM OF OFFICE AND
                              POSITIONS HELD      LENGTH OF TIME
NAME, ADDRESS AND AGE         WITH THE FUNDS      SERVED**                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------   -----------------   --------------------    --------------------------------------------------
MARY ANN B. WIRTS             President and       President of the        First Vice President and Managing Director of The
                              Treasurer of the    Funds since December    Fixed Income Division of Glenmede Trust.  Employed
                              Funds.              1997.                   by Glenmede Trust since 1982.

                                                  Treasurer of the
                                                  Funds since December
Age: 51                                           2002.

KIMBERLY C. OSBORNE           Executive Vice      Executive Vice          Vice President of Glenmede Trust.  Employed by
                              President of the    President of the        Glenmede Trust since 1993.
                              Funds.              Funds since December
                                                  1997.
Age: 37

MICHAEL P. MALLOY             Secretary of the    Secretary of the        Partner in the law firm of Drinker Biddle & Reath
                              Funds.              Funds since January     LLP.
                                                  1995.
Age: 43

JEFFREY J. GABOURY            Assistant           Assistant Treasurer     Director, IBT since 1996.
                              Treasurer of the    of the Funds  since
                              Funds.              October 2001.
Age: 34

JILL GROSSBERG                Assistant           Assistant Secretary     Director and Counsel, IBT since 2000;
                              Secretary of the    of the Funds since      Associate Counsel, Putnam
                              Funds.              October 2001.           Investments, Inc. (1995-2000).
Age: 56


** Each officer is elected by the respective Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

STANDING BOARD COMMITTEES

       Messrs. Allen, Boothby, Church, Palamara and Pew are members of the Audit and Valuation Committees of the Boards. The Funds' Audit Committees, among other things, review the results of the annual audit and recommend to the Funds the firm to be selected as independent auditors. The Audit Committees convened two times during the fiscal year ended October 31, 2002. The Glenmede Fund Valuation Committees determine, in consultation with the Funds' administrator and advisors, the fair value of certain securities pursuant to procedures adopted by the Boards. The Valuation Committees did not convene during the fiscal year ended October 31, 2002.

       Messrs. Allen, Boothby and Palamara are members of the Nominating Committees of the Boards. The Funds' Nominating Committees, among other things, nominate persons to fill vacancies on the Boards. The Nominating Committees will consider nominees recommended by shareholders. Recommendations should be submitted to the Committees in care of the Funds' Secretary. The Nominating Committees did not convene during the fiscal year ended October 31, 2002.

DIRECTOR/TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the Directors'/Trustees' ownership of each series of each Fund and in all series of the Funds overseen by the Directors/Trustees, as of December 31, 2002.

                                                                                   AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES IN
                                                                                   ALL SERIES OF THE FUNDS
                             DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF   (REGISTERED INVESTMENT
NAME OF DIRECTOR/TRUSTEE     EACH FUND                                             COMPANIES)
H. Franklin Allen            None                                                  None
Willard S. Boothby, Jr.                                                            Over $100,000
                             Tax-Exempt Cash Portfolio     Over $100,000
Francis J. Palamara                                                                Over $100,000
                             Government Cash Portfolio     Over $100,000
                             Core Fixed Income
                             Portfolio                     Over $100,000
                             Small Capitalization
                             Growth Portfolio              $10,001-$50,000
                             International Portfolio       Over $100,000

Interested
Directors/Trustees
John W. Church, Jr.                                                                Over $100,000
                             Large Cap Value Portfolio     Over $100,000
                             International Portfolio       $50,001-$100,000
                             Small Cap Equity
                             Portfolio- Advisor Shares     $50,001-$100,000

G. Thompson Pew, Jr.                                                               Over $100,000
                             Government Cash Portfolio     $1-$10,000
                             International Portfolio       Over $100,000
                             Large Cap Value Portfolio     $10,001-$50,000
                             Small Capitalization
                             Growth Portfolio              $10,001-$50,000
                             Strategic Equity
                             Portfolio                     Over $100,000
                             Tax-Exempt Cash Portfolio     Over $100,000

REMUNERATION OF BOARD MEMBERS

       The Glenmede Fund pays each Board member, other than officers of the advisors, an annual fee of $11,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. The Glenmede Portfolios pays each Board member, other than officers of the advisors, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Board members receive no compensation as members of the Audit, Valuation or Nominating Committees. Officers of the Funds receive no compensation as officers from the Funds.


       Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 2002.


                                                                           PENSION OR
                                                                           RETIREMENT       ESTIMATED
                                       AGGREGATE        AGGREGATE           BENEFITS          ANNUAL           TOTAL
                                     COMPENSATION      COMPENSATION          TOTAL           BENEFITS      COMPENSATION
          NAME OF                        FROM         FROM GLENMEDE       PART OF THE          UPON          FROM THE
     PERSON, POSITION                GLENMEDE FUND     PORTFOLIOS        FUNDS' EXPENSE     RETIREMENT         FUNDS
     ----------------                -------------    -------------      --------------     ----------     ------------
H. FRANKLIN ALLEN                       $ 16,000          $ 1,000             None             None           $ 17,000
DIRECTOR/TRUSTEE

WILLARD S. BOOTHBY, JR.,                $ 16,000          $ 1,000             None             None           $ 17,000
DIRECTOR/TRUSTEE

JOHN W. CHURCH, JR.,                    $ 16,000          $ 1,000             None             None           $ 17,000
DIRECTOR/TRUSTEE

FRANCIS J. PALAMARA,                    $ 16,000          $ 1,000             None             None           $ 17,000
DIRECTOR/TRUSTEE

G. THOMPSON PEW, JR.,                   $ 16,000          $ 1,000             None             None           $ 17,000
DIRECTOR/TRUSTEE

CODE OF ETHICS

       The Funds, the advisors and the sub-advisors have each adopted codes of ethics that permit personnel subject to the codes to invest in securities including securities that may be purchased or held by each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS AND SUB-ADVISORS


       Glenmede Advisers, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, currently serves as the investment advisor to the International Portfolio, Large Cap Value Portfolio, Small Cap Equity Portfolio, Strategic Equity Portfolio, Small Capitalization Growth Portfolio, Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Muni Intermediate Portfolio and New Jersey Muni Portfolio. Glenmede Advisers became the investment advisor to the Portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. As of September 1, 2000, Glenmede Advisers assumed all rights and obligations of Glenmede Trust under the Portfolios' Investment Advisory Agreement, and Glenmede Trust guaranteed all obligations incurred by Glenmede Advisers in connection with those agreements. As of December 31, 2002, Glenmede Advisers and its affiliated companies had over $13.6 billion in assets in the accounts for which they serve in various capacities including as executor, trustee or investment advisor.


       The Advisory Agreements will continue in effect from year to year provided their continuance is approved annually (i) by the holders of a majority of each Portfolio's outstanding voting securities or by the Board and (ii) by a majority of the Directors/Trustees who are not parties to each Advisory Agreement or interested persons of any such party. Each Advisory Agreement may be terminated on 60 days' written notice by any such party and will terminate automatically if assigned.


       The names and position with Glenmede Advisers of the principal executive officers and each director of Glenmede Advisers are as follows. The address for each is c/o Glenmede Advisers, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.



NAME                              POSITION WITH GLENMEDE ADVISERS
----                              -------------------------------
Albert E. Piscopo                 Director, President and Chief Executive Officer

James R. Belanger                 Director, First Vice President, Corporate Counsel and Corporate Secretary

Laura Williamson                  Director, First Vice President, Chief Financial Officer and Treasurer

Mary Ann B. Wirts                 Director and First Vice President

Robert J. Mancuso                 First Vice President

Stephen J. Mahoney                First Vice President

Stephen R. Point                  First Vice President

Anthony K. Iuliano                First Vice President

Laura A. LaRosa                   First Vice President

George F. Foley                   First Vice President

Kimberly C. Osborne               Vice President

Rosemarie J. Kane                 Vice President

Scott W. McGough                  Vice President

Christopher J. Colarik            Vice President

Eric H. Hagar                     Vice President

John R. Kichula                   Vice President

Cynthia Axelrod                   Vice President

Andrew E. Fulton                  Vice President

Anthony W. Godonis                Investment Officer

Michael C. Crow                   Investment Officer


       Glenmede Advisers is a wholly-owned subsidiary of Glenmede Trust. Glenmede Trust, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. Glenmede Trust is a wholly-owned subsidiary of Glenmede Corporation. Glenmede Trust and Glenmede Corporation are located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.


       Philadelphia International Advisors LP ("Philadelphia International"), is the investment advisor to the Institutional International Portfolio and the sub-advisor to the International Portfolio. Effective January 1, 2002, Philadelphia International, a newly formed limited partnership, became the advisor the Institutional International Portfolio and the sub-advisor to the International Portfolio. From September 1, 2000 through December 31, 2001, investment advisory services for the Institutional International Portfolio and the International Portfolio were provided by Glenmede Advisers. Prior to September 1, 2000, investment advisory services for the Institutional International Portfolio and the International Portfolio were provided by Glenmede Trust. The address of Philadelphia International is One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103. Philadelphia International was created to provide investment advisory services related to international equity investments. As of December 31, 2002, Philadelphia International had approximately $2.5 billion of assets under management. The partners in Philadelphia International and their respective interests in the partnership as of December 31, 2002 are as follows:



   NAME*                             OWNERSHIP STATUS
   -----                             ----------------
   Glenmede Trust                    Limited Partner

   Philadelphia International
   Partners LP**                     General Partner


 * The primary business address of each person is One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

** Andrew B. Williams and James S. Lobb are the limited partners in Philadelphia International Partners LP. AB Williams Company LLC is the general partner in Philadelphia International Partners LP.

PRINCIPAL EXECUTIVE OFFICERS OF PHILADELPHIA INTERNATIONAL

   NAME*                             POSITIONS AND OFFICES WITH PHILADELPHIA INTERNATIONAL
   -----                             -----------------------------------------------------
   Andrew B. Williams                President, Chief Executive Officer and Chief Investment Officer

   James S. Lobb                     Director of Sales and Client Services

* The principal business address of each person is One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.


       A sub-advisor to the Small Capitalization Growth Portfolio, Winslow Capital Management, Inc. ("Winslow Capital"), was founded in 1992 to manage a limited number of growth equity portfolios for corporations, endowments, foundations, public funds and other institutions. The firm is 100% employee owned. These employee-shareholders also act as the firm's Board of Directors and their respective interests in the firm at December, 2002 are as follows:


                                   NAME                 PERCENT OF OWNERSHIP
                                   ----                 --------------------
                           Clark J. Winslow                      59%
                           Richard E. Pyle, CFA                  21%
                           R. Bart Wear, CFA                     10%
                           Joseph J. Docter, CFA                  7%
                           Jean A. Baillon                        3%
                                                                ----
                                                                100%

       A sub-advisor to the Small Capitalization Growth Portfolio, TCW Investment Management Company ("TCW"), is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW Group"). (TCW changed its name from TCW Funds Management, Inc. on January 1, 2000.) Established in 1971, TCW Group, including TCW, provide a variety of trust, investment management and investment advisory services. On July 6, 2001 Societe Generale Asset Management, S.A. ("SG Asset Management"), acquired a majority interest in TCW Group, as a result of which, TCW is now an indirect subsidiary of SG Asset Management and its parent company, Societe Generale, S.A. ("Societe Generale").

       As noted in the Prospectuses, Glenmede Advisers does not receive any fee from the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Strategic Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios for its investment services.


       Glenmede Advisers is entitled to receive a fee from the Small Cap Equity Portfolio for its investment services, calculated daily and payable monthly, at an annual rate of .55% of the Portfolio's average daily net assets. For the fiscal years ended October 31, 2002, October 31, 2001 and for the period September 1, 2000 to October 31, 2000, the Small Cap Equity Portfolio paid Glenmede Advisers advisory fees of $1,449,702, $1,402,625 and $260,202, respectively. For the period November 1, 1999 to August 31, 2000 the Small Cap Equity Portfolio paid Glenmede Trust an advisory fee of $1,292,750.

       Philadelphia International is entitled to receive a fee from the Institutional International Portfolio for its services, calculated daily and payable monthly, at the annual rate of .75% of the Portfolio's average daily net assets. Philadelphia International has agreed to waive its fees to the extent necessary to ensure that the Institutional International Portfolio's annual total operating expenses do not exceed 1.00% of average net assets. It was not necessary for Philadelphia International, Glenmede Advisers or Glenmede Trust to waive their fees the fiscal years ended October 31, 2002, October 31, 2001 and 2000. For the period January 1, 2002 to October 31, 2002, the Institutional International Portfolio paid Philadelphia International an advisory fee of $1,862,944. For the period November 1, 2001 to December 31, 2001 and for the fiscal year ended October 31, 2001 and for the period September 1, 2000 to October 31, 2000, the Institutional International Portfolio paid Glenmede Advisers advisory fees of $360,352, $2,171,132 and $235,507, respectively. For the period November 1, 1999 to August 31, 2000 the Institutional International Portfolio paid Glenmede Trust an advisory fee of $1,408,048.

       Glenmede Advisers is entitled to receive a fee from the Small Capitalization Growth Portfolio for its services, calculated daily and payable monthly, at the annual rate of .25% of the Portfolio's average daily net assets, and each of the Portfolio's sub-advisors is entitled to receive a fee from the Small Capitalization Growth Portfolio for its services, calculated daily and payable monthly, at the annual rate of .60% of that portion of the Portfolio's average daily net assets that the sub-advisor manages. For the fiscal years ended October 31, 2002, October 31, 2001 and for the period September 1, 2000 to October 31, 2000 the Small Capitalization Growth Portfolio paid Glenmede Advisers advisory fees of $862,359, $341,702 and $74,165, respectively. For the period December 29, 1999 (commencement of operations) to August 31, 2000, the Small Capitalization Growth Portfolio paid Glenmede Trust advisory fees of $232,332. For the fiscal years ended October 31, 2002 and October 31, 2001, and the period December 29, 1999 (commencement of operations) to October 31, 2000, the Small Capitalization Growth Portfolio paid TCW sub-advisory fees of $249,963, $365,696 and $260,090, respectively. For the fiscal years ended October 31, 2002, October 31, 2001, and for the period December 29, 1999 (commencement of operations) to October 31, 2000, the Small Capitalization Growth Portfolio paid Winslow sub-advisory fees of $358,661, $454,388 and $277,949, respectively.


       Additionally, many shareholders in the Portfolios are clients of Glenmede Trust or an Affiliate and, as clients, pay fees which vary depending on the capacity in which Glenmede Trust or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, Glenmede Trust charges its clients up to 1% on the first $2 million of principal .60% on the next $3 million of principal and .50% on the next $5 million of principal. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.


APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

       At a meeting held on September 11, 2002, each Fund's Board, including the independent Board members, approved the continuation of the respective investment advisory agreements with Glenmede Advisers and Philadelphia International and sub-advisory agreements with Winslow Capital, TCW and Philadelphia International with respect to each Portfolio for an additional one-year period (the investment advisory and sub-advisory agreements are hereinafter collectively referred to as the "Advisory Agreements"). In approving the continuation of the Advisory Agreements, the Boards reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Boards' fiduciary duties and responsibilities under the 1940 Act and Maryland law and the factors the Boards should consider in their evaluation of the Advisory Agreements; (2) a report comparing the performance of each Portfolio to the performance of its applicable indices; and (3) a Lipper report comparing each Portfolio's advisory fees and expenses to those of its peer group. The Boards also discussed and considered, with the assistance of independent counsel, reports of each investment advisor and sub-advisor that described: (1) the nature and quality of the advisory services provided to the Portfolio; (2) descriptions of the experience and qualifications of the personnel providing those services; (3) its investment philosophy and process;
(4) its assets under management and client description; (5) the current advisory fee arrangement with the Fund; (6) compliance procedures; and (7) its financial information and/or profitability analysis related to providing advisory services to the Portfolio. The Boards also considered a report on the advisors' brokerage allocations and soft-dollar commission practices, as well as information on the types of research and services obtained in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions is contained under "Portfolio Transactions."

       After discussion, the Boards concluded that Glenmede Advisers and Philadelphia International each had the capabilities, resources and personnel necessary to manage their respective Portfolios. The Boards further concluded that based on the services that Glenmede Advisers and Philadelphia International provide to the Portfolios under their individual management pursuant to their respective investment advisory agreements and the expenses incurred by each of them in the performance of such services, the compensation, if any, payable to Glenmede Advisers and Philadelphia International was fair and equitable. Additionally, the Glenmede Fund Board concluded that Philadelphia International, Winslow Capital and TCW each had the capabilities, resources and personnel necessary to sub-advise their respective Portfolios, and that based on the services that Winslow Capital and TCW provide to the Small Capitalization Growth Portfolio pursuant to the sub-advisory agreements, the compensation payable to Winslow Capital and TCW was fair and equitable. (Philadelphia International does not receive compensation for its services as sub-advisor to the International Portfolio.) Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Boards concluded unanimously that it was in the best interests of the Funds to renew each investment advisory agreement with Glenmede Advisers and Philadelphia International, respectively, and to renew each sub-advisory agreement with Philadelphia International, Winslow Capital and TCW, respectively.


TRANSFER AGENT, DIVIDEND PAYING AGENT, CUSTODIAN AND ADMINISTRATOR

       Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, has served as the Funds' transfer agent, dividend paying agent, custodian and administrator since September 1, 2001.

       For its services, IBT is entitled to receive fees from the Funds based on a percentage of the daily net assets of all Portfolios of the Funds, which is allocated to each Portfolio based on its relative net assets.


       For the fiscal year ended October 31, 2002, the Funds paid IBT fees of $291,259 for the Government Cash Portfolio, $381,033 for the Tax-Exempt Cash Portfolio, $116,364 for the Core Fixed Income Portfolio, $847,949 for the International Portfolio, $75,480 for the Strategic Equity Portfolio, $187,163 for the Small Cap Equity Portfolio, $13,506 for the Large Cap Value Portfolio, $23,382 for the Muni Intermediate Portfolio, $36,877 for the New Jersey Muni Portfolio, $208,082 for the Institutional International Portfolio, and $82,549 for the Small Capitalization Growth Portfolio.

       For the period September 1, 2001 to October 31, 2001, the Funds paid IBT fees of $38,881 for the Government Cash Portfolio, $52,072 for the Tax-Exempt Cash Portfolio, $16,672 for the Core Fixed Income Portfolio, $117,192 for the International Portfolio, $11,890 for the Strategic Equity Portfolio, $23,880 for the Small Cap Equity Portfolio, $1,338 for the Large Cap Value Portfolio, $1,596 for the Muni Intermediate Portfolio, $1,859 for the New Jersey Muni Portfolio, $25,769 for the Institutional International Portfolio, and $10,537 for the Small Capitalization Growth Portfolio.

       From 1995 to August 30, 2001, Investment Company Capital Corporation ("ICCC"), One South Street, Baltimore MD 21202, served as the Funds' administrator, transfer agent and dividend paying agent. For the period November 1, 2000 to August 31, 2001, the Funds paid ICCC fees of $143,634 for the Government Cash Portfolio, $158,045 for the Tax-Exempt Cash Portfolio, $50,893 for the Core Fixed Income Portfolio, $436,630 for the International Portfolio, $45,057 for the Strategic Equity Portfolio, $76,892 for the Small Cap Equity Portfolio, $4,605 for the Large Cap Value Portfolio, $4,648 for the Muni Intermediate Portfolio, $5,442 for the New Jersey Muni Portfolio, $87,914 for the Institutional International Portfolio, and $42,999 for the Small Capitalization Growth Portfolio.

       For the fiscal year ended October 31, 2000, the Funds paid ICCC fees of $142,356 for the Government Cash Portfolio, $147,993 for the Tax-Exempt Cash Portfolio, $68,384 for the Core Fixed Income Portfolio, $579,912 for the International Portfolio, $59,734 for the Strategic Equity Portfolio, $102,084 for the Small Cap Equity Portfolio, $11,176 for the Large Cap Value Portfolio, $5,648 for the Muni Intermediate Portfolio, $6,278 for the New Jersey Muni Portfolio and $77,403 for the Institutional International Portfolio. For the period December 29, 1999 (commencement of operations) to October 31, 2000, the Fund paid ICCC fees of $33,958 for the Small Capitalization Growth Portfolio.


       SHAREHOLDER SERVICES PLAN


       Glenmede Portfolios has adopted a Shareholder Servicing Plan effective January 1, 1995 and Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan (collectively the "Plans") effective January 1, 1998 under which the Funds may pay a fee to broker/dealers, banks and other financial institutions (including Glenmede Trust and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. As of the date of this Statement of Additional Information, the Institutional International Portfolio is not subject to the Plans and, accordingly, pays no shareholder servicing fees. Under the Plans, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Funds. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients ("Customers") who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05% (.25% for the Small Capitalization Growth Portfolio and for the Advisor Shares of the Small Cap Equity Portfolio), is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio's Total Annual Portfolio Operating Expenses.


       The services provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.


       Glenmede Trust has entered into an Agreement with the Funds and provides shareholder support services to their clients who beneficially own shares of certain Portfolios listed below. Shareholder servicing fees paid to Glenmede Trust for the fiscal year ended October 31, 2002 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Strategic Equity, International, Small Cap Equity, Large Cap Value and Small Capitalization Growth Portfolios were $240,109, $297,698, $88,831, $9,584, $9,884, $56,301, $604,690, $591,238, $7,772, and $253,635, respectively.

       Shareholder servicing fees paid to Glenmede Trust for the fiscal year ended October 31, 2001 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Strategic Equity, International, Small Cap Equity, Large Cap Value and Small Capitalization Growth Portfolios were $225,727, $254,272, $85,153, $7,838, $9,174, $72,899, $708,213, $576,865,
$7,556, and $341,161, respectively.

       Shareholder servicing fees paid to Glenmede Trustfor the fiscal year ended October 31, 2000 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Strategic Equity, International, Small Cap Equity, Large Cap Value, and Small Capitalization Growth Portfolios were $198,652, $207,305, $92,948, $7,800, $8,634, $83,259, $780,280, $650,136,
$15,461, and $248,615 respectively


DISTRIBUTOR

       Shares of the Funds are distributed continuously and are offered without a sales load by Quasar Distributors, LLC ("Quasar Distributors"), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to Distribution Agreements between the Funds and Quasar Distributors. Quasar Distributors receives no fee from the Funds for its distribution services.

INDEPENDENT ACCOUNTANTS


       PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Funds' independent accountants and will audit their financial statements annually.


COUNSEL

       Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Funds.

REPORTS

       Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

                             PORTFOLIO TRANSACTIONS

       The Investment Advisory Agreements and the Sub-Advisory Agreements authorize the advisors, and the sub-advisors (Small Capitalization Growth and International Portfolios), to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct an advisor or sub-advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. Each advisor or sub-advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by an advisor or sub-advisor under each Investment Advisory Agreement and each Sub-Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the advisor or sub-advisor of the Portfolio determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the advisor or sub-advisor to a Portfolio and the advisor's or sub-advisor's other clients.

       The Funds are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents that the Portfolios have acquired during the Funds' most recent fiscal year. During the fiscal year ended October 31, 2002, the Government Cash, Core Fixed Income, Strategic Equity, and Large Cap Value Portfolios acquired and sold securities of their regular broker/dealers. At October 31, 2002, the Government Cash Portfolio held Bear Stearns & Co., Inc. debt securities with a value of $120,000,000; Merrill Lynch, Inc. debt securities with a value of $20,000,000; Paine Webber, Inc. debt securities with a value of $20,000,000, and Prudential Securities, Inc. debt securities with a value of $96,491,352. At October 31, 2002, the Core Fixed Income Portfolio held Paine Webber, Inc. debt securities with a value of $15,000,000; Prudential Securities debt securities with a value of $21,800,000; Bear Stearns & Co., Inc. debt securities with a value of $20,000,000; Citigroup, Inc. debt securities with a value of $5,665,765; IBT Company debt securities with a value of $5,078; and Morgan Stanley Dean Witter & Co. debt securities with a value of $5,389,650. At October 31, 2002, the Strategic Equity Portfolio held Lehman Brothers Holding, Inc. equity securities with a value of $1,608,754; IBT Company debt securities with a value of $2,531,955; and Citigroup, Inc. debt securities with a value of $1,441,346. At October 31, 2002, the Small Cap Equity Portfolio held IBT Company debt securities with a value of $5,913,562. At October 31, 2002, the Large Cap Value Portfolio held IBT Company debt securities with a value of $637,958; Lehman Brothers Holding, Inc. equity securities with a value of $388,871; and Citigroup, Inc. equity securities with a value of $548,079. At October 31, 2002, International Portfolio held IBT Company debt securities with a value of $48,304,931. At October 31, 2002, Institutional International Portfolio held IBT Company debt securities with a value of $10,520,011. At October 31, 2002, Small Capitalization Growth Portfolio held IBT Company debt securities with a value of $2,586,372.

       During the fiscal year ended October 31, 2002, the Strategic Equity, International, Small Cap Equity, Large Cap Value, Institutional International Portfolios and Small Capitalization Growth Portfolio paid $144,845, $2,250,203, $844,332, $62,382, $585,714 and $174,438 in brokerage commissions, respectively. During the fiscal year ended October 31, 2001, the Strategic Equity, International, Small Cap Equity, Large Cap Value, Institutional International Portfolios and Small Capitalization Growth Portfolio paid $165,893, $2,682,102, $594,806, $75,468, $875,147 and $68,208 in brokerage commissions, respectively. During the fiscal year ended October 31, 2000, the Strategic Equity, International, Small Cap Equity, Large Cap Value and Institutional International Portfolios paid $166,041, $2,549,751, $695,541, $104,154 and $655,021 in
brokerage commissions, respectively. For the period December 29, 1999 (commencement of operations) to October 31, 2000, the Small Capitalization Growth Portfolio paid $72,818 in brokerage commissions.


       The Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

       To the extent that a Portfolio effects brokerage transactions with a broker/dealer affiliated directly or indirectly with the Funds, the advisors, sub-advisors or Quasar Distributors, such transactions will be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.


       During the fiscal year ended October 31, 2002, the portion of the Small Capitalization Growth Portfolio sub-advised by Winslow Capital paid $1,135 in brokerage commissions to an affilated person, representing 0.65% of total commissions paid by the Portfolio. These commissions were paid to Societe Generale Cowen Securities Corporation, an affiliate of TCW, a sub-advisor to a separate portion of the Small Capitalization Growth Portfolio. The total amount of transactions on which brokerage commissions were paid by the Portfolio was $318,965, of which 0.49% involved the payment of commissions effected through an affiliated person.

       During the fiscal year ended October 31, 2001, neither the Funds nor the Portfolios paid any brokerage commissions to affiliated persons. During the fiscal year ended October 31, 2000, neither the Funds nor the Portfolios paid any brokerage commissions to affiliated persons


       Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, each advisor or sub-advisor may place portfolio orders with qualified broker-dealers who refer clients to it.

       Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the advisors or sub-advisors. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by an advisor or sub-advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by such advisor or sub-advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

                     ADDITIONAL INFORMATION CONCERNING TAXES

GENERAL

       The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.


       Each Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute all, or substantially all, of its income each year, so that the Portfolio itself generally will be relieved of federal income and excise taxes. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends although corporate shareholders could be eligible for the dividends-received deduction. Moreover, if a Portfolio were to fail to make sufficient distributions in a year, the Portfolio would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

       A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

       Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.





       The following Portfolios have available capital loss carryforwards as of October 31, 2002 to offset future net capital gains through the indicated expiration dates as follows:

                      EXPIRING   EXPIRING   EXPIRING   EXPIRING     EXPIRING       EXPIRING       EXPIRING      EXPIRING
PORTFOLIO              IN 2003    IN 2004    IN 2005    IN 2006      IN 2007        IN 2008        IN 2009       IN 2010
---------             --------   --------   --------   --------     --------       --------       --------      --------
Tax- Exempt Cash      $  8,905   $ 27,815   $     13             $     7,168              -   $    128,382

Core Fixed Income            -          -          -          -    1,869,325    $ 3,712,033              -

Muni Intermediate      549,436      2,107     43,723          -            -         39,944              -

New Jersey Muni         21,708     11,660          -   $  1,722        2,683         30,509

Small Capitalization
Growth                       -          -          -          -    5,038,496      3,250,830     44,494,610    30,478,759

Strategic Equity             -          -          -          -            -              -      2,844,243     5,769,761

International                -          -          -          -            -              -      3,433,823   122,699,261

Institutional
International                -          -          -          -            -              -     16,974,585    27,919,946





INTERNATIONAL AND INSTITUTIONAL INTERNATIONAL PORTFOLIOS

       Income received from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, each Portfolio will be eligible and intends to elect to "pass-through" to its shareholders the amount of foreign taxes paid by it. Pursuant to this election, each shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year.

TAX-EXEMPT CASH, MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS

       As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios are not suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


       For a Portfolio to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Portfolio's assets at the close of each quarter of the Portfolio's taxable year must consist of exempt-interest obligations.





OTHER TAX MATTERS


       The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.






       Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2003, the withholding rate is 30% and for 2004, the withholding rate is 29%.


SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL
OBLIGATIONS

       The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in Pennsylvania.

       Pennsylvania's economy historically has been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.


       The Commonwealth utilizes the fund method of accounting and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

       The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last seven years; as of June 30, 2001, the General Fund had a surplus of $4,485.0 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated.


       Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations.


       Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of January 1, 2003, suits relating to the following matters: (i) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania. (ii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. Since then, the Governor and Mayor of Philadelphia entered into an agreement resulting in the Philadelphia School District being designated as distressed under the School Code. Prior to that agreement, the governmental plaintiffs and defendants requested a stay until the end of October 2001. Recently, the U.S. Supreme Court and the U.S. Court of Appeals for the Third Circuit decided cases that have likely affected the plaintiffs' claims. Based on these cases, it seems clear that the claims now presented by the plaintiffs cannot proceed as pled. However, no party has taken action to lift the stay. Based on Statements made in 2001, the defendants anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the

Civil Rights Act. (iii) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On appeal, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination, (2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The legislature subsequently amended the state tax law to provide that after January 1, 1999 the manufacturing exemption will apply to both in-state and out-of-state property and payroll, but this does not impact on the tax during the years involved in this litigation. PDG filed a petition for reconsideration which was denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002, appears to be revenue neutral. (iv) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. On October 25, 2002, the Court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth's statutory apportionment formula. Unisys filed an application for re-argument which is pending before the Court. It is also anticipated that Unisys will file a petition for certiorari to the U.S. Supreme Court. (v) Twenty or more insurance companies have challenged the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premiums tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.


       Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and self-liquidating debt (defined to be debt with no claim on taxing power, secured solely by revenues from a specific source which have been projected to be sufficient to pay debt service on the related debt). Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the creditworthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.


       The City of Philadelphia (the "City") experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. In recent years, an authority of the Commonwealth, the Pennsylvania Intergovernmental Corporation Authority ("PICA"), has issued Special Revenue Bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The City is currently operating under the five-year plan approved by PICA in 2002. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's power to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund outstanding debt is unrestricted. PICA had approximately $840.6 million in special revenue bonds outstanding as of June 30, 2002.


       The foregoing information as to certain Pennsylvania risk factors constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the Funds' attention and were available as of the date of this Statement of Additional Information.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NEW JERSEY MUNICIPAL OBLIGATIONS


       The concentration of investments by the New Jersey Muni Portfolio in New Jersey Municipal Obligations also raises special investment considerations. The State of New Jersey (the "State") generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although the State's manufacturing industry has shown a downward trend in the last few years. Recently, the State's unemployment rate has risen with major job losses concentrated in manufacturing, however job growth has been experienced in several other sectors of the State's economy. While the State's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, adverse conditions including a recurrence of high levels of unemployment, could adversely affect the State's overall economy and its ability to meet its financial obligations. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.


       The State and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

       General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

       Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

       An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

       Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care, which may further affect a hospital's debt service obligation.

       Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

       Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development

Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.


       Certain litigation is pending against the State that could adversely affect the ability of the State to pay debt service on its obligations. These include the following matters: (i) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (ii) several litigations are pending that involve challenges to the adequacy of educational funding and other programs in respect of poor and middle income school districts within the State; (iii) a class action has been brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act; (iv) approximately 40 hospitals have brought suits challenging the State's Medicaid hospital reimbursement practices since 1995; (v) an action has been pending since 1997 for retroactive payment of welfare benefits to persons who have been denied an increase in benefits due to the "family cap" provisions of the State Work First New Jersey Act; (vi) a federal class action was commenced in August 1999 alleging that the State Division of Youth and Family Services has failed to protect abused and neglected children in the State and to furnish legally required services to children and their families; (vii) an owner of approximately 80 acres of wetlands in the City of Cape May has challenged as an unlawful taking the State Department of Environmental Protection's refusal to permit development of the property and is seeking in excess of $28 million in damages; and (viii) a class action has been brought on behalf of pre-April 1, 1991 recipients of accidental disability retirement benefits under the State Police and Firemen Retirement System, asserting that their benefits should be increased and should be exempted from State taxes. An action has commenced challenging the constitutionality of various State statutes which authorize the issuance by various State authorities and instrumentalities of bonds which are payable from amounts in the State Treasury. In July 2002, the New Jersey Transit Corporation's contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit alleging over $100 million in damages and claims on the Project. An action has been brought alleging that the Legislature's appropriation of bond proceeds used to pay interest on certain bonds is unconstitutional. In addition to these specific cases, there are various numbers of tort, medical malpractice, contract and other claims pending against the State and its agencies and employees at any given time, on which the State is unable to estimate its exposure.


       Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody's or A, SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

                            PERFORMANCE CALCULATIONS


       Each of the Strategic Equity, International, Small Cap Equity, Small Capitalization Growth, Institutional International and Large Cap Value Portfolios may compare their total returns for the shares to that of other investment companies with similar investment objectives and to stock and other relevant indices such as the S&P 500, the Dow Jones Industrial Average(SM), the Russell Indexes or the NASDAQ

Composite(R) Index or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the shares of the Strategic Equity, International, Small Cap Equity, Institutional International, Small Capitalization Growth or Large Cap Value Portfolios may also be compared to data prepared by Lipper, Inc. ("Lipper"). In addition, for example, the International or Institutional International Portfolios' total return may also be compared to the Morgan Stanley Capital International(SM) Europe, Australasia, and Far East Index (the "MSCI(R) EAFE(R) Index").


       Each of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios may compare their total returns, and their yields, to that of other investment companies with similar investment objectives and to bond and other relevant indices such as those compiled by Merrill Lynch, Lehman Brothers or others or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return or the yield of the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios may be compared to data prepared by Lipper.

       Each of the Government Cash and Tax-Exempt Portfolios may compare their yields to that of other investment companies with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of the Government Cash or Tax-Exempt Portfolios may be compared to data prepared by iMoneyNet (formerly IBC Financial Data, Inc.).

       Total return, yield (for the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios), and other performance data as reported in national financial publications such as MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in publications of a local or regional nature, may also be used in comparing the performances of the Portfolios.

       Performance quotations represent a Portfolio's past performance and should not be considered as indicative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by an advisor, an Affiliate, or Institutions to their respective clients will not be included in a Portfolio's calculations of yield, effective yield, tax-equivalent yield or total return, as appropriate.

       From time to time, the Government Cash Portfolio and the Tax-Exempt Cash Portfolio, may advertise or quote yield, effective yield, tax-equivalent yield (Tax-Exempt Cash Portfolio only), or total return. The "yield" and "effective yield" of the Government Cash and Tax-Exempt Cash Portfolios, and the "tax-equivalent yield" of the Tax-Exempt Cash Portfolio, are calculated according to formulas prescribed by the SEC. The standardized seven-day yield of each of these Portfolios is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Money Market Portfolios includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. An effective annualized yield for the Money Market Portfolios may be computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

       The Tax-Exempt Cash Portfolio's "7-day tax-equivalent yield" may be computed by dividing the tax-exempt portion of the Portfolio's yield (calculated as above) by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt.

       The Tax-Exempt Cash Portfolio's tax-equivalent yield, and the Money Market Portfolios' yield and effective yield, do not reflect any fees charged by the advisor, an Affiliate, or Institutions to their clients. See "Investment Advisor" in the Prospectus.


       Set forth below is an example, for purposes of illustration only, of the current yield calculations for each of the Money Market Portfolios for the seven-day period ended October 31, 2002.



                                                           GOVERNMENT           TAX-EXEMPT
                                                         CASH PORTFOLIO       CASH PORTFOLIO
                                                            10/31/02             10/31/02
                                                         --------------       --------------
7-Day Current Yield (Net Change X 365/7 average NAV)          1.57%                1.68%
7-Day Effective Yield                                         1.58%                1.69%
7-Day Effective Tax-Equivalent Yield                           N/A                  N/A


----------
*    Assumes an effective Federal income tax rate of 39.6%


       The SEC yield of the Core Fixed Income Portfolio, Muni Intermediate Portfolio and the New Jersey Muni Portfolio for the 30-day period ended October 31, 2002 was 4.52%, 2.90% and 2.39%, respectively. These yields were calculated by dividing the net investment income per share (as described below) earned by the Portfolio during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                    Yield  =  2 [( a-b + 1)(POWER OF 6) - 1]
                                   ---
                                    cd

          Where: a  =   dividends and interest earned during the period.

                 b  =   expenses accrued for the period net of reimbursements.

                 c  =   the average daily number of shares outstanding during
                             the period that were entitled to receive dividends.

                 d  =   maximum offering price per share on the last day of the
                             period.

       For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on any debt obligations held by the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the particular Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

       Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' yields do not reflect any fees charged by the Portfolio's advisor, an Affiliate or Institutions to their clients. See "Investment Advisor" in the Prospectus.


       The Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent" yield is computed by dividing the portion of the yield that is exempt from Federal and/or State income taxes by one minus a stated Federal income tax rate and/or the State income tax rate and by adding that figure to that portion, if any, of the yield that is not tax-exempt. The 30 day tax-equivalent yield for the Muni Intermediate Portfolio and New Jersey Muni Portfolio for the 30-day period ended October 31, 2002 was 5.03% and 4.42%, respectively (assuming a Federal income tax rate of 39.60% and Pennsylvania and New Jersey income tax rates of 2.80% and 6.37%, respectively).

       The Core Fixed Income, Strategic Equity, International, Small Cap Equity, Muni Intermediate, New Jersey Muni, Large Cap Value, Small Capitalization Growth and Institutional International Portfolios each compute their respective average annual total returns separately for each class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

          P (1 + T)(POWER OF n)  =   ERV

                     Where: T    =   average annual total return.

                           ERV   =   ending redeemable value at the end of the
                                     period covered by the computation of a
                                     hypothetical $1,000 payment made at the
                                     beginning of the period.

                            P    =   hypothetical initial payment of $1,000.

                            n    =   period covered by the computation,
                                     expressed in terms of years.


       The Core Fixed Income, Strategic Equity, International, Small Cap Equity, Muni Intermediate, New Jersey Muni, Large Cap Value, Small Capitalization Growth and Institutional International Portfolios compute their aggregate total returns separately for each class by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                 T    =    [(  ERV  ) - 1]
                                               ---
                                                P

       The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. None of the Portfolio's average annual total return and aggregate total return reflects any fees charged by the Portfolio's advisor, an affiliate of Glenmede Trust, or institutions to their clients. See "Investment Advisor" in the Prospectuses.


       On January 2, 1998, the Small Cap Equity Portfolio began to offer Institutional Shares. Institutional Shares are subject to an annual .05% fee payable pursuant to the Amended and Restated Shareholder Servicing Plan ("Shareholder Servicing Fee"). Prior to January 1, 1998, the Small Cap Equity Portfolio did not have an advisory fee and Advisor Shares had a .05% Shareholder Servicing Fee.

       The Core Fixed Income, Strategic Equity, International, Small Cap Equity, Muni Intermediate, New Jersey Muni, Large Cap Value, Small Capitalization Growth and Institutional International Portfolios also provide after-tax returns based on standardized formulas comparable to the formula currently used to calculate before-tax average annual total returns. After-tax return is a measure of a Portfolio's performance adjusted to reflect taxes that would be paid by an investor in the Portfolio. Two types of after-tax returns are provided. Pre-redemption after-tax return assumes that the investor continued to hold Portfolio shares at the end of the measurement period, and, as a result, reflects the effect of taxable distributions by a Portfolio to its shareholders but not any taxable gain or loss that would have been realized by a shareholder upon the sale of Portfolio shares. Post-redemption after-tax return assumes that the investor sold his or her Portfolio shares at the end of the measurement period, and, as a result, reflects the effect of both taxable distributions by a Portfolio to its shareholders and any taxable gain or loss realized by the shareholder upon the sale of Portfolio shares. Pre-redemption after-tax return reflects the tax effects on shareholders of the portfolio manager's purchases and sales of portfolio securities, while post-redemption after-tax return also reflects the tax effects of a shareholder's individual decision to sell Portfolio shares.

       After-tax returns are calculated assuming that distributions by the Portfolio and gains on a sale of Portfolio shares are taxed at the highest applicable individual marginal federal income tax rate. Other assumptions are made in the calculations, specifically, after-tax return: is calculated using historical tax rates; excludes state and local tax liability; does not take into account the effect of either the federal alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount; assumes any taxes due on a distribution are paid out of that distribution at the time the distribution is reinvested and reduce the amount reinvested; and is calculated assuming that the taxable amount and tax character (e.g., ordinary income, short-term capital gain, long-term capital gain) of each distribution is as specified by the Portfolio on the dividend declaration date, adjusted to reflect subsequent recharacterizations.

       Average Annual Total Return (after taxes on distributions) figures are calculated according to the following formula:

          P (1 + T)(POWER OF n)  =   ATV(TO THE BASE D)

                     Where:  P   =   a hypothetical initial payment of $1,000

                             T   =   average annual total return (after taxes on
                                     distributions)

                             n   =   number of years

             ATV(TO THE BASE D)  =   Ending value of a hypothetical $1,000
                                     investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

       Average Annual Total Return (after taxes on distributions and redemption) figures are calculated according to the following formula:

          P (1 + T)(POWER OF n)  =   ATV(TO THE BASE DR)

                     Where:  P   =   a hypothetical initial payment of $1,000

                             T   =   average annual total return (after taxes on
                                     distributions and redemption)

                             n   =   number of years

             ATV(TO THE BASE D)  =   Ending value of a hypothetical $1,000
                                     investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

       Set forth below are the average annual total returns and after-tax returns for the Core Fixed Income, Strategic Equity, International, Small Cap Equity, Muni Intermediate, Large Cap Value, New Jersey Muni, Institutional International, and Small Capitalization Growth Portfolios since inception and for the one-, five-, and ten-year periods ended October 31, 2002.

CORE FIXED INCOME PORTFOLIO



                                   1 YEAR        5 YEARS      10 YEARS    SINCE INCEPTION
                                   ------        -------      --------    ---------------
Return Before Taxes                 6.18%         7.44%         7.04%           8.15%

Return After Taxes on
Distributions                       4.12%         4.85%         4.34%           5.44%

Return After Taxes on
Distributions and Sale of Fund
Shares                              3.72%         4.64%         4.27%           5.32%



STRATEGIC EQUITY PORTFOLIO



                                    1 YEAR       5 YEARS      10 YEARS    SINCE INCEPTION
                                    ------       -------      --------    ---------------
Return Before Taxes                (15.20)%      (1.30)%        9.15%           9.04%

Return After Taxes on
Distributions                      (15.56)%      (2.80)%        7.01%           7.17%

Return After Taxes on
Distributions and Sale of Fund
Shares                              (9.32)%      (0.91)%        7.22%           7.21%



INTERNATIONAL PORTFOLIO



                                    1 YEAR       5 YEARS      10 YEARS    SINCE INCEPTION
                                    ------       -------      --------    ---------------
Return Before Taxes                 (7.82)%      (0.11)%        7.63%           7.26%

Return After Taxes on
Distributions                       (8.30)%      (1.51)%        5.78%           5.35%

Return After Taxes on
Distributions and Sale of Fund
Shares                              (4.59)%      (0.31)%        5.74%           5.35%



SMALL CAP EQUITY PORTFOLIO (ADVISER SHARES)



                                    1 YEAR       5 YEARS      10 YEARS    SINCE INCEPTION
                                    ------       -------      --------    ---------------
Return Before Taxes                 (5.32)%      (0.57)%       10.51%          10.21%

Return After Taxes on
Distributions                       (6.40)%      (1.87)%        8.16%          8.11%

Return After Taxes on
Distributions and Sale of Fund
Shares                              (2.34)%      (0.66)%        8.05%          7.94%



SMALL CAP EQUITY PORTFOLIO (INSTITUTIONAL SHARES)



                                    1 YEAR     SINCE INCEPTION
                                    ------     ---------------
Return Before Taxes                 (5.10)%         10.30%

Return After Taxes on
Distributions                       (6.23)%          8.17%

Return After Taxes on
Distributions and Sale of Fund
Shares                              (2.19)%          8.00%



SMALL CAPITALIZATION GROWTH PORTFOLIO



                                   1 YEAR     SINCE INCEPTION
                                   ------     ---------------
Return Before Taxes                (22.02)%       (27.99)%

Return After Taxes on
Distributions                      (22.02)%       (27.99)%

Return After Taxes on
Distributions and Sale of Fund
Shares                             (13.52)%       (20.84)%



LARGE CAP VALUE PORTFOLIO



                                   1 YEAR       5 YEARS      SINCE INCEPTION
                                   ------       ------       ---------------
Return Before Taxes                (7.64)%        0.35%           8.86%

Return After Taxes on
Distributions                      (8.21)%       (2.51)%          5.19%

Return After Taxes on
Distributions and Sale of Fund
Shares                             (4.67)%       (0.31)%          5.93%



NEW JERSEY MUNI PORTFOLIO



                                   1 YEAR       5 YEARS      SINCE INCEPTION
                                   ------        ------      ---------------
Return Before Taxes                 5.40%         5.42%           5.06%

Return After Taxes on
Distributions                       5.38%         5.41%           5.06%

Return After Taxes on
Distributions and Sale of Fund
Shares                              4.95%         5.22%           4.91%



MUNI INTERMEDIATE PORTFOLIO

                                    1 YEAR       5 YEARS      10 YEARS     SINCE INCEPTION
                                    ------       -------      --------     ---------------
Return Before Taxes                  5.41%         5.39%        5.68%           5.53%

Return After Taxes on
Distributions                        5.41%         5.39%        5.68%           5.53%

Return After Taxes on
Distributions and Sale of Fund
Shares                               5.05%         5.29%        5.57%           5.42%



INSTITUTIONAL INTERNATIONAL PORTFOLIO



                                    1 YEAR       5 YEARS      10 YEARS     SINCE INCEPTION
                                    ------       -------      --------     ---------------
Return Before Taxes                 (9.02)%       (1.39)%        6.44%          5.69%

Return After Taxes on
Distributions                       (9.25)%       (2.48)%        5.05%          4.32%

Return After Taxes on
Distributions and Sale of Fund
Shares                              (5.36)%       (1.14)%        5.01%          4.36%



GOVERNMENT CASH PORTFOLIO



                                    1 YEAR       5 YEARS      10 YEARS     SINCE INCEPTION
                                    ------       -------      --------    ---------------
Total Returns                       1.95%         4.71%         4.73%           5.41%



TAX EXEMPT CASH PORTFOLIO



                                    1 YEAR       5 YEARS      10 YEARS     SINCE INCEPTION
                                    ------       -------      --------     ---------------
Total Returns                       1.25%         2.90%         2.99%           3.59%



* Average annual total returns and after-tax returns for Institutional Shares includes the period from 03/01/91 through 10/31/01. Prior to the inception of the Institutional Shares on 01/02/98, performance for the Institutional Shares is based on the average annual total returns and after-tax returns of Advisor Shares.

**   Annualized

*** The Institutional International Portfolio's average annual total return and after-tax returns for the 5 Year and since Inception periods above are net of fee waivers. The Portfolio's average annual total return and after-tax returns without fee waivers for the 5-Year and since Inception periods would have been lower.

INCEPTION DATES:


Core Fixed Income Portfolio                                       11/17/88
Strategic Equity Portfolio                                        07/20/89
International Portfolio                                           11/17/88
Small Cap Equity Portfolio
    Advisor Shares                                                03/01/91
    Institutional Shares                                          01/02/98
Muni Intermediate Portfolio                                       06/05/92
Large Cap Value Portfolio                                         01/04/93
New Jersey Muni Portfolio                                         11/03/93
Institutional International Portfolio                             08/01/92
Government Cash Portfolio                                         11/07/88
Tax-Exempt Cash Portfolio                                         11/10/88
Small Capitalization Growth Portfolio                             12/29/99



       Set forth below are the aggregate total returns for the Core Fixed Income, Strategic Equity, International, Small Cap Equity, Muni Intermediate, Large Cap Value, New Jersey Muni, Institutional International, and Small Capitalization Growth Portfolios from inception to October 31, 2002.



PORTFOLIO                                     INCEPTION DATE                AGGREGATE TOTAL RETURN
---------                                     --------------                ----------------------
Core Fixed Income                                11/17/88                          198.49%
Strategic Equity                                 07/20/89                          215.64%
International                                    11/17/88                          165.93%
Small Cap Equity
     Advisor Shares                              03/01/91                          210.90%
     Institutional Shares                        01/02/98                          214.09%*
Muni Intermediate                                06/05/92                           75.07%
Large Cap Value                                  01/04/93                          130.27%
New Jersey Muni                                  11/03/93                           55.86%
Institutional International                      08/01/92                           76.28%
Small Capitalization Growth                      12/29/99                          (60.70)%



* Aggregate total return for Institutional Shares includes the period from 03/01/91 through 10/31/02. Prior to the inception of the Institutional Shares on 01/02/98, performance for the Institutional Shares is based on the aggregate total return of Advisor Shares.


                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

       The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund voting for the election of its Board members can elect 100% of the Board of that Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the particular Fund. The Funds will not hold annual meetings of shareholders, except as required by the 1940 Act, the next sentence and other applicable law. Each Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the particular Fund.

To the extent required by the undertaking, the particular Fund will assist shareholder communication in such matters. The staff of the SEC has expressed the view that the use of a combined Prospectus for the Funds may subject a Fund to liability for misstatements, inaccuracies or incomplete disclosure about the other Fund.

       Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors or trustees may be effectively acted upon by shareholders of the Fund voting without regard to the Portfolio.

       Notwithstanding any provision of Maryland law requiring a greater vote of the Glenmede Fund's common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Glenmede Fund's Articles of Amendment and Restatement, the Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Glenmede Fund entitled to vote thereon.

CERTAIN RECORD HOLDERS


       As of January 31, 2003, Glenmede Trust held of record substantially all of the outstanding shares of each Portfolio (including the Advisor and Institutional Share classes of the Small Cap Equity Portfolio) except Institutional International Portfolio. For more information about Glenmede Trust and Glenmede Advisers, see "Investment Advisor" in the Prospectuses.

The following shareholders owned of record 5% or more of the outstanding voting securities of Institutional International Portfolio on January 31, 2003:


NAME                                     PERCENTAGE OF OUTSTANDING SHARES
----                                     --------------------------------
Glenmede Trust                                        82.67%

Charles Schwab & Co., Inc.                             5.30%
The Schwab Building
101 Montgomery Street
San Francisco, CA 94104

Smith Barney, Inc.                                     5.17%
388 Greenwich Street
New York, NY 10013



As of January 31, 2003, the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds' Portfolios.

DIVIDENDS AND DISTRIBUTIONS

       Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

                              FINANCIAL STATEMENTS


       The Funds' Financial Statements for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Strategic Equity (formerly, Tax-Managed Equity), Small Cap Equity (formerly, Small Capitalization Value), Large Cap Value, Muni Intermediate, New Jersey Muni, Institutional International, and Small Capitalization Growth Portfolios for the year or period ended October 31, 2002, and the financial highlights for each of the respective periods presented, appearing in the 2002 Annual Report to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, the Funds' independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. No other parts of the 2002 Annual Report to Shareholders are incorporated herein.


                                OTHER INFORMATION

       The Funds' Prospectuses and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

       Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

       The third party marks appearing above are the marks of their respective owners.

                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS


I.     SHORT-TERM CREDIT RATINGS

       A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

       "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

       "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

       Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

       "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       "Not Prime" - Issuers do not fall within any of the Prime rating categories.

       Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

       "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

       "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

       "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

       "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

       "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

       "D" - Securities are in actual or imminent payment default.

II.    LONG-TERM CREDIT RATINGS

       The following summarizes the ratings used by Standard & Poor's for long-term issues:

       "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

       "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

       "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

       "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       The following summarizes the ratings used by Moody's for long-term debt:

       "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

       "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

       "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

       "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

       "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

       "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

       "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

       "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

       "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

       "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

       Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

       PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             - Positive means that a rating may be raised.

             - Negative means that a rating may be lowered.

             - Stable means that a rating is not likely to change.

             - Developing means a rating may be raised or lowered.

             - N.M. means not meaningful.

MOODY'S

       WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

III.   MUNICIPAL NOTE RATINGS

       A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

       "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

       "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

       "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

       In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

       "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

       "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

       "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

       "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

       Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


IV.    DESCRIPTION OF MORTGAGE-BACKED SECURITIES

       MORTGAGE-RELATED SECURITIES. The Core Fixed Income Portfolio may purchase mortgage-backed securities that are secured by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

       There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage

Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

       The Core Fixed Income Portfolio may invest in mortgage-backed securities issued or sponsored by both government and non-governmental entities. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Privately-issued mortgage backed securities must have a rating of at least A by S&P or Moody's or which if unrated, is in the advisor's opinion equivalent in credit quality to securities so rated. The ratings assigned by a rating organization (e.g., S&P or Moody's) to privately-issued mortgage-backed securities address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. Additionally, in order to receive a high quality rating from the rating organizations, privately issued mortgage-backed securities normally are structured with one or more types of "credit enhancement." Credit enhancement falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

       The Core Fixed Income Portfolio may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

       Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC certificates in full, whether or not sufficient funds are otherwise available.

       Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

       CMOs and guaranteed REMIC certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

       CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These are referred to as "sequential pay" CMOs, or REMIC Certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

       Additional structures of CMOs and REMIC certificates include, among others, "parallel pay" CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

       A wide variety of REMIC certificates may be issued in sequential pay or parallel pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

       CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Portfolio based on the Portfolio's analysis of the market value of the security.

       The Core Fixed Income Portfolio may also invest in stripped mortgage-backed securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class mortgage-backed securities. The Core Fixed Income Portfolio may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS' may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The advisor may determine that SMBS' which are U.S. Government securities are liquid for purposes of the Portfolio's limitation on investments in illiquid securities.

       SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

       Because derivative mortgage-backed securities (such as principal-only
(POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

V.     DESCRIPTION OF ASSET-BACKED SECURITIES

       ASSET-BACKED SECURITIES. The Core Fixed Income Portfolio may invest in asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

       The purchase of asset-backed securities may raise considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

VI.    DESCRIPTION OF U.S. GOVERNMENT SECURITIES AND CERTAIN OTHER SECURITIES

       The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

       U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

       Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

       An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

       International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank, Inter-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank").

VII.   DESCRIPTION OF MUNICIPAL OBLIGATIONS

       Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

       Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

       Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

       The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

       Municipal Obligations are sometimes purchased on a "when issued" basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.

       From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds' Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.

VIII.  FOREIGN INVESTMENTS


       Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Strategic Equity, International, Small Cap Equity, Large Cap Value, Small Capitalization Growth and Institutional International Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International and Institutional International Portfolios permit the Portfolios to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


       As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.


       Although the Strategic Equity, International, Small Cap Equity, Large Cap Value, Small Capitalization Growth and Institutional International Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

       Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Strategic Equity, International, Small Cap Equity, Large Cap Value, Small Capitalization Growth and Institutional International Portfolios.


IX.    OPTIONS

       The Strategic Equity Portfolio's writing and purchase of options is a highly specialized activity which involves investment analysis and risks that are different from those associated with ordinary portfolio securities transactions.

       Purchasing options to attempt to increase return through their price appreciation involves the risk of loss of option premium if the advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. Writing options to seek to increase income in the Portfolio involves the risk of net loss (after receiving the option premium) if the advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the advisor is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Portfolio will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Portfolio's portfolio turnover rate. Higher rates of turnover may result in increased brokerage commissions, and could increase the amount of income received by the Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes.

       Additionally, there is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or option traded over-the-counter at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities.

       Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

       The Portfolio may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities.

                            THE GLENMEDE PORTFOLIOS
                            -----------------------

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Master Trust Agreement dated March 3, 1992 is incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (Nos.
          33-46593/811-6578) filed with the SEC on December 29, 1995 ("PEA #6").

(b) By-Laws of Registrant dated March 3, 1992 are incorporated herein by reference to Exhibit 2 to PEA #6.

(c) See: Articles IV and V of Registrant's Master Trust Agreement which is incorporated herein by reference as Exhibit (a); and Article 7 of Registrant's By-laws which are incorporated herein by reference as Exhibit (b).

(d) (1) Investment Advisory Agreement between Registrant and The Glenmede Trust Company dated June 5, 1992 is incorporated herein by reference to Exhibit 5(a) to PEA #6.

     (2) Supplement dated March 2, 1993 to Investment Advisory Agreement relating to the New Jersey Muni and Maryland Muni Portfolios between Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 5(b) to PEA #6.

     (3) Amendment No. 1 dated September 13, 1994 to Investment Advisory Agreement between Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 5(c) to PEA #6.

     (4) Assumption and Guarantee dated September 1, 2000 between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the New Jersey Muni and Muni Intermediate Portfolios is incorporated herein by reference to Exhibit (d)(4) to PEA #13.

(e) (1) Distribution Agreement dated as of September 1, 2001, between Registrant and First Fund Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) of PEA #14.

     (2) Form of Distribution Agreement dated as of October 1, 2001, between Registrant and Quasar Distributors, Inc. is incorporated herein by reference to Exhibit (e)(2) of PEA #14.

     (3) Sales Agreement dated as of July 23, 2001, between First Fund Distributors, Inc. and CIBC World Markets Corp. on behalf of The Glenmede Portfolios is incorporated herein by reference to Exhibit
          (e)(3) of PEA #14..

(f)       Not Applicable.

(g) (1) Custody Agreement dated as of September 1, 2002 between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g)(1) of PEA #14.

(h) (1) Amended and Restated Shareholder Servicing Plan dated December 5, 1995 and Form of Shareholder Servicing Agreement attached thereto as Appendix A is incorporated herein by reference to Exhibit 9(b) to PEA #6.

     (2) Administration Agreement dated as of September 1, 2002 between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(2) of PEA #14.

     (3) Transfer Agency Agreement dated as of September 1, 2002 between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h)(3) of PEA #14.

(i) Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit 10 to PEA #9.

(j)  (1)  Consent of Drinker Biddle & Reath LLP

     (2)  Consent of PricewaterhouseCoopers LLP

(k)       Not Applicable.

(l) (1) Purchase Agreement between Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 13(a) to PEA #9.

     (2) Purchase Agreement between the Registrant and The Glenmede Trust Company relating to the New Jersey Muni and Maryland Muni Portfolios dated November 1, 1993 is incorporated herein by reference to Exhibit 13(b) to PEA #6.

(m)       Not Applicable.

(n)       Not Applicable.

(p) (1) Code of Ethics of The Glenmede Portfolios is incorporated herein by reference to Exhibit (p)(1) to PEA #13.

     (2) Code of Ethics of the Advisor is incorporated herein by reference to Exhibit (p)(2) to PEA #13.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Registrant is not controlled by or under common control with any person. Registrant is controlled by its Board of Trustees.

ITEM 25.  INDEMNIFICATION

          Reference is made to Article VI of Registrant's Master Trust Agreement which is incorporated herein by reference as Exhibit 1. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

          Reference is made to the caption of "Investment Advisor" in the Prospectus in Part A of this Registration Statement and "Investment Advisory and Other Services" in Part B of this Registration Statement.

          Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since October 31, 2000, as well as the capacity in which such person was connected.

NAME AND POSITION WITH                BUSINESS ADDRESS                    CONNECTION WITH
GLENMEDE ADVISERS                     OF OTHER COMPANY                    OTHER COMPANY
-----------------                     ----------------                    -------------
Albert E. Piscopo                     The Glenmede Trust                  Director
Director, President and Chief           Company, N.A.
Executive Officer                     Rittenhouse Square                  Director/Board Member
                                        Indemnity Ltd.
                                      Lightport.com                       Director
                                      Community College of                Director
                                        Philadelphia
                                      Opera Company of Philadelphia       Director/Treasurer, Chair Finance
                                                                          Committee
                                      Drexel Hill School of the Holy      Trustee
                                        Child

James R. Belanger                     The Glenmede Trust                  Director
Director, First Vice President,         Company, N.A.
Corporate Counsel and Corporate       Rittenhouse Square                  Officer/Board Member
Secretary                               Indemnity, Ltd.
                                      Tilton Family Trust                 Co-Trustee
                                      Louis Tilton Rev. Trust             Co-Trustee
                                      United Way Fund Distribution        Member
                                        Committee

Laura Williamson                      The Glenmede Trust                  Director
Director, First Vice President,         Company, N.A.
Chief Financial Officer and
Treasurer

Mary Ann B. Wirts                     The Glenmede Trust                  Director
Director and First Vice President       Company, N.A.
                                      Woodmere Art Museum                 Treasurer/Board Member
                                      National Society of Colonial        Asst. Treasurer/Board Member
                                        Dames
                                      Morris Animal Refuge                Trustee
                                        Endowment Fund
                                      The Acorn Club                      Board Member/Asst. Treasurer

Robert J. Mancuso                     The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Stephen J. Mahoney                    The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Stephen R. Point                      The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Anthony K. Iuliano                    The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Laura A. LaRosa                       The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

George F. Foley                       The Glenmede Trust                  First Vice President
First Vice President                    Company, N.A.

Kimberly C. Osborne                   The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Rosemarie J. Kane                     The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Scott W. McGough                      The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Christopher J. Colarik                The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Eric H. Hagar                         The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

John R. Kichula                       The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Cynthia Axelrod                       The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Andrew E. Fulton                      The Glenmede Trust                  Vice President
Vice President                          Company, N.A.

Anthony W. Godonis                    The Glenmede Trust                  Investment Officer
Investment Officer                      Company, N.A.

Michael C. Crow                       The Glenmede Trust                  Investment Officer
Investment Officer                      Company, N.A.

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) In addition to The Glenmede Portfolios, Quasar Distributors, LLC ("Quasar Distributors") currently acts as distributor for The Glenmede Fund, Inc. Quasar Distributors also acts as principal underwriter for the following investment companies:

Cullen Funds Trust
Country Mutual Funds Trust
The Hennessy Mutual Funds, Inc.
The Hennessy Funds, Inc.
Kit Cole Investment Trust
Everest Funds
Brandywine Advisors Fund
Light Revolution Fund, Inc.
The Jensen Portfolio
First American Insurance Portfolios, Inc.
The Lindner Funds
AHA Investment Funds
Wexford Trust, The Muhlenkamp Fund
Mutuals.com, The Generation Wave Funds, VICE Fund
First American Funds, Inc.
First American Investment Funds, Inc.
First American Strategy Funds, Inc.
Zodiac Trust, Conning Money Market Portfolio
CCMA Select Investment Trust
CCM ADVISORS FUNDS
DAL Investment Company
Fort Pitt Capital Funds
MW Capital Management Funds
Quintara Funds
Jacob Internet Fund
The Teberg Fund
Alpine Series Trust
Alpine Equity Trust
LKCM Funds
Monetta Fund, Inc.
Monetta Trust
Kenwood Funds
Thompson Plumb Funds, Inc.
Alpha Analytics Investment Trust
Alternative Investment Advisors, Alpha Strategies 1 Fund,
Blue & White Fund (Blue and White Investment Management, LLC),

Al Frank Fund
Dow Jones Islamic Index,
Optimum Q Funds (MDT Advisers, Inc.),
Matrix Asset Advisor Value Fund, Inc.
Stancell Social Fund
Brazos Mutual Funds,
Prudent Bear Mutual Funds,
Hollencrest (AST),
Gintel Fund,

Advisor Series Trust
         INDIVIDUAL TRUSTS:
         American Trust Allegiance Fund
         Avatar Advantage Balance Fund
         Avatar Advantage Equity Allocation Fund
         Capital Advisors Growth Fund
         Chase Growth Fund
         Edgar Lomax Value Fund
         Howard Equity Fund
         The Jacobs Fund
         National Asset Management Core Equity Fund
         Segall Bryant & Hamill Mid Cap Fund
         The McCarthy Fund (formerly Trust for Investment Managers, MST, effective change 6/7/02)
         SYM Select Growth Fund (formerly Trust for Investment Managers, MST, effective change 6/7/02)

Brandes Investment Trust, Brandes Institutional International Equity Fund, Builders Fixed Income Fund, Inc.
Dessauer Fund Group, The Dessauer Global Equity Fund,
Investec Funds,
PIC Investment Trust Funds [Provident Investment Counsel],
Professionally Managed Portfolios
         INDIVIDUAL TRUSTS :
         Hester Total Return Fund (11/18/02 name change, formerly Avondale
           Hester Total Return Fund)
         Lighthouse Opportunity Fund
         Portfolio 21
         The Osterweis Fund
         Women's Equity Mutual Fund
         Villere Balanced Fund (formerly Trust for Investment Managers, MST, effective change 6/7/02)

Purisma Funds
Rainier Funds
TT International
SEIX Funds, Inc.
TIFF Investment Program, Inc.

FFTW Funds, Inc.
Harding Loevner Funds, Inc.

     (b) Information regarding Quasar Distributors, LLC is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

         CRD # on Form BD
         ----------------
         103848

     (c) Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          All accounts, books and other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

          (1)      Glenmede Advisers, Inc.
                   One Liberty Place
                   1650 Market Street, Suite 1200
                   Philadelphia, Pennsylvania 19103
                   (records relating to its functions as investment advisor)

          (2)      Investors Bank & Trust Company
                   200 Clarendon Street, LEG 13
                   Boston, Massachusetts  02116
                   (records relating to its functions as custodian, administrator, transfer agent and dividend disbursing agent)

          (3)      Quasar Distributors, LLC
                   615 East Michigan Street
                   Milwaukee, WI  53202
                   (records relating to its functions as distributor)

          (4)      Drinker Biddle & Reath LLP
                   One Logan Square
                   18th & Cherry Streets
                   Philadelphia, Pennsylvania  19103-6996
                   (Registrant's minute books)

ITEM 29.  MANAGEMENT SERVICES.

          Not Applicable.

ITEM 30.  UNDERTAKINGS.

          (a) Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' right to call a meeting of shareholders for the purpose of voting on the removal of trustees and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding voting shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of trustees, and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

          (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of Registrant's latest annual report to shareholders, upon request and without delay.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia and the Commonwealth of Pennsylvania on the 27th day of February, 2003.

                                    THE GLENMEDE PORTFOLIOS

                                    By      /s/ Mary Ann B. Wirts
                                            ----------------------
                                            Mary Ann B. Wirts
                                            President, Chief Executive Officer
                                            and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement had been signed below by the following persons in the capacities indicated on the 27th day of February, 2003.

         SIGNATURE                                          TITLE                      DATE
         ---------                                          -----                      ----
* /s/ John W. Church, Jr.                            Chairman                   February 27th, 2003
-------------------------
John W. Church, Jr.

/s/ Mary Ann B. Wirts                                President,                 February 27th, 2003
---------------------                                Chief Executive
Mary Ann B. Wirts                                    Officer and Treasurer

* /s/ H. Franklin Allen                              Trustee                    February 27th, 2003
-----------------------
H. Franklin Allen, D. Phil.

* /s/ Willard S. Boothby, Jr.                        Trustee                    February 27th, 2003
-----------------------------
Willard S. Boothby, Jr.

* /s/ Francis J. Palamara                            Trustee                    February 27th, 2003
-------------------------
Francis J. Palamara

* /s/ G. Thompson Pew, Jr.                           Trustee                    February 27th, 2003
--------------------------
G. Thompson Pew, Jr.

*By      /s/ Michael P. Malloy
         ----------------------
         Michael P. Malloy, Attorney-in-fact

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                POWER OF ATTORNEY

     I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 23, 2000.

                                            /s/  H. Franklin Allen
                                            ----------------------
                                               H. Franklin Allen

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                POWER OF ATTORNEY

     I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 28, 2000.

                                            /s/  Willard S. Boothby, Jr.
                                            ----------------------------
                                               Willard S. Boothby, Jr.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                POWER OF ATTORNEY

     I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 29, 2000.

                                            /s/  Francis J. Palamara
                                            ------------------------
                                               Francis J. Palamara

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                POWER OF ATTORNEY

     I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 21, 2000.

                                            /s/  G. Thompson Pew, Jr.
                                            --------------------------
                                              G. Thompson Pew, Jr.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                POWER OF ATTORNEY

     I hereby appoint Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as the Chairman and a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on January 21, 2000.

                                            /s/ John W. Church, Jr.
                                            -----------------------
                                              John W. Church, Jr.

                                  EXHIBIT INDEX

EXHIBIT NO.
-----------

         (j)      (1)      Consent of Drinker Biddle & Reath LLP.

                  (2)      Consent of PricewaterhouseCoopers LLP.